Exhibit 4.1

TSMC ARIZONA CORPORATION

AUTHORIZATION

Reference is made to the Indenture dated as of October 18, 2021 (the “Indenture”) between TSMC Arizona Corporation (the “Issuer”), Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”), and Citibank, N.A., as trustee (the “Trustee”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The undersigned, acting on behalf of the Issuer in the capacity specified below, hereby certifies that:

(A) Pursuant to Section 2.1 of the Indenture, there is hereby established a Series of Debt Securities, the US$1,250,000,000 1.750% Notes due 2026 (the “2026 Notes”) to be issued in the initial aggregate principal amount of US$1,250,000,000 and delivered under the Indenture.

(B) In accordance with Section 2.1(c) of the Indenture, the 2026 Notes shall have the following terms:

1) The title of the 2026 Notes to be issued as a separate series of Debt Securities under the Indenture shall be “1.750% Notes due 2026”.

2) The aggregate principal amount of the 2026 Notes (the “Initial 2026 Notes”) that may be initially authenticated and delivered under the Indenture shall be US$1,250,000,000. The Issuer may from time to time, without the consent of the Holders of the 2026 Notes, issue additional Debt Securities (in any such case “Additional 2026 Notes”) having the same terms and conditions as the Initial 2026 Notes in all respects (or in all respects except for the Issue Date, the issue price or the first interest payment date on them and, to the extent necessary, certain temporary securities law transfer restrictions). Any Additional 2026 Notes and the Initial 2026 Notes shall constitute a single series under the Indenture, provided that if such Additional 2026 Notes are not fungible with the Initial 2026 Notes for U.S. federal income tax purposes, such Additional 2026 Notes shall not have the same Common Code, CUSIP, ISIN or other identifying number as the Initial 2026 Notes. All references to the “2026 Notes” shall include the Initial 2026 Notes and any Additional 2026 Notes unless the context otherwise requires. The aggregate principal amount of each of the Additional 2026 Notes shall be unlimited.

3) The entire outstanding principal of the 2026 Notes shall be payable on October 25, 2026.

4) The 2026 Notes shall bear interest at a rate equal to 1.750% per annum; interest on 2026 Notes shall accrue from (and including) October 25, 2021 or from (and including) the most recent interest payment date on which interest has been paid to (but excluding) the next interest payment date, until the principal thereof is paid; interest on the 2026 Notes shall be payable semi-annually in arrears in cash on April 25 and October 25 of each year commencing April 25, 2022. Interest shall be payable on each interest payment date to the Holders of record at the end of the fifteenth day next preceding each interest payment date.

5) The place of payment shall be as set forth in the 2026 Notes, the form of which is attached as Annex A hereto.

6) The Issuer shall not be obligated to redeem or purchase the 2026 Notes pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof prior to maturity.

7) The 2026 Notes shall be subject to tax redemption and redemption at the option of the Issuer as set forth in the 2026 Notes, the form of which is attached as Annex A hereto.

8) The 2026 Notes shall be in minimum denominations of US$200,000 and integral multiples of US$1,000 in excess thereof.

9) The 2026 Notes shall be issued at a price of 99.976% of the principal amount thereof.

10) The Issuer may, at its option and at any time, elect to have either Section 10.1(b) or Section 10.1(c) of the Indenture applied with respect to all outstanding 2026 Notes upon compliance with the conditions set forth in Article Ten of the Indenture.

11) The 2026 Notes may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. The Depositary for such Global Securities and the terms and conditions upon which interests in such Global Securities may be exchanged for the Certificated Securities represented thereby are set forth in the 2026 Notes, the form of which is attached as Annex A hereto.

12) The principal of (and premium, if any) and interest on the 2026 Notes shall be payable in United States dollars.

13) The Common Code, CUSIP and ISIN are as set forth in the 2026 Notes, the form of which is attached as Annex A hereto.

14) The 2026 Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

(C) The 2026 Notes shall be subject to the terms and conditions set forth in the certificate representing the 2026 Notes, a true, correct and complete specimen of which is attached as Annex A (with the Guarantees endorsed thereon).

(D) Pursuant to Section 2.1 of the Indenture, there is hereby established a Series of Debt Securities, the US$1,250,000,000 2.500% Notes due 2031 (the “2031 Notes”) to be issued in the initial aggregate principal amount of US$1,250,000,000 and delivered under the Indenture.

(E) In accordance with Section 2.1(c) of the Indenture, the 2031 Notes shall have the following terms:

1) The title of the 2031 Notes to be issued as a separate series of Debt Securities under the Indenture shall be “2.500% Notes due 2031”.

2) The aggregate principal amount of the 2031 Notes (the “Initial 2031 Notes”) that may be initially authenticated and delivered under the Indenture shall be US$1,250,000,000. The Issuer may from time to time, without the consent of the Holders of the 2031 Notes, issue additional Debt Securities (in any such case “Additional 2031 Notes”) having the same terms and conditions as the Initial 2031 Notes in all respects (or in all respects except for the Issue Date, the issue price or the first interest payment date on them and, to the extent necessary, certain temporary securities law transfer restrictions). Any Additional 2031 Notes and the Initial 2031 Notes shall constitute a single series under the Indenture, provided that if such Additional 2031 Notes are not fungible with the Initial 2031 Notes for U.S. federal income tax purposes, such Additional 2031 Notes shall not have the same Common Code, CUSIP, ISIN or other identifying number as the Initial 2031 Notes. All references to the “2031 Notes” shall include the Initial 2031 Notes and any Additional 2031 Notes unless the context otherwise requires. The aggregate principal amount of each of the Additional 2031 Notes shall be unlimited.

3) The entire outstanding principal of the 2031 Notes shall be payable on October 25, 2031.

4) The 2031 Notes shall bear interest at a rate equal to 2.500% per annum; interest on 2031 Notes shall accrue from (and including) October 25, 2021 or from (and including) the most recent interest payment date on which interest has been paid to (but excluding) the next interest payment date, until the principal thereof is paid; interest on the 2031 Notes shall be payable semi-annually in arrears in cash on April 25 and October 25 of each year commencing April 25, 2022. Interest shall be payable on each interest payment date to the Holders of record at the end of the fifteenth day next preceding each interest payment date.

5) The place of payment shall be as set forth in the 2031 Notes, the form of which is attached as Annex B hereto.

6) The Issuer shall not be obligated to redeem or purchase the 2031 Notes pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof prior to maturity.

7) The 2031 Notes shall be subject to tax redemption and redemption at the option of the Issuer as set forth in the 2031 Notes, the form of which is attached as Annex B hereto.

8) The 2031 Notes shall be in minimum denominations of US$200,000 and integral multiples of US$1,000 in excess thereof.

9) The 2031 Notes shall be issued at a price of 99.561% of the principal amount thereof.

10) The Issuer may, at its option and at any time, elect to have either Section 10.1(b) or Section 10.1(c) of the Indenture applied with respect to all outstanding 2031 Notes upon compliance with the conditions set forth in Article Ten of the Indenture.

11) The 2031 Notes may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. The Depositary for such Global Securities and the terms and conditions upon which interests in such Global Securities may be exchanged for the Certificated Securities represented thereby are set forth in the 2031 Notes, the form of which is attached as Annex B hereto.

12) The principal of (and premium, if any) and interest on the 2031 Notes shall be payable in United States dollars.

13) The Common Code, CUSIP and ISIN are as set forth in the 2031 Notes, the form of which is attached as Annex B hereto.

14) The 2031 Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

(F) The 2031 Notes shall be subject to the terms and conditions set forth in the certificate representing the 2031 Notes, true, correct and complete specimen of which is attached as Annex B (with the Guarantees endorsed thereon).

(G) Pursuant to Section 2.1 of the Indenture, there is hereby established a Series of Debt Securities, the US$1,000,000,000 3.125% Notes due 2041 (the “2041 Notes”) to be issued in the initial aggregate principal amount of US$1,000,000,000 and delivered under the Indenture.

(H) In accordance with Section 2.1(c) of the Indenture, the 2041 Notes shall have the following terms:

1) The title of the 2041 Notes to be issued as a separate series of Debt Securities under the Indenture shall be “3.125% Notes due 2041”.

2) The aggregate principal amount of the 2041 Notes (the “Initial 2041 Notes”) that may be initially authenticated and delivered under the Indenture shall be US$1,000,000,000. The Issuer may from time to time, without the consent of the Holders of the 2041 Notes, issue additional Debt Securities (in any such case “Additional 2041 Notes”) having the same terms and conditions as the Initial 2041 Notes in all respects (or in all respects except for the Issue Date, the issue price or the first interest payment date on them and, to the extent necessary, certain temporary securities law transfer restrictions). Any Additional 2041 Notes and the Initial 2041 Notes shall constitute a single series under the Indenture, provided that if such Additional 2041 Notes are not fungible with the Initial 2041 Notes for U.S. federal income tax purposes, such Additional 2041 Notes shall not have the same Common Code, CUSIP, ISIN or other identifying number as the Initial 2041 Notes. All references to the “2041 Notes” shall include the Initial 2041 Notes and any Additional 2041 Notes unless the context otherwise requires. The aggregate principal amount of each of the Additional 2041 Notes shall be unlimited.

3) The entire outstanding principal of the 2041 Notes shall be payable on October 25, 2041.

4) The 2041 Notes shall bear interest at a rate equal to 3.125% per annum; interest on 2041 Notes shall accrue from (and including) October 25, 2021 or from (and including) the most recent interest payment date on which interest has been paid to (but excluding) the next interest payment date, until the principal thereof is paid; interest on the 2041 Notes shall be payable semi-annually in arrears in cash on April 25 and October 25 of each year commencing April 25, 2022. Interest shall be payable on each interest payment date to the Holders of record at the end of the fifteenth day next preceding each interest payment date.

5) The place of payment shall be as set forth in the 2041 Notes, the form of which is attached as Annex C hereto.

6) The Issuer shall not be obligated to redeem or purchase the 2041 Notes pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof prior to maturity.

7) The 2041 Notes shall be subject to tax redemption and redemption at the option of the Issuer as set forth in the 2041 Notes, the form of which is attached as Annex C hereto.

8) The 2041 Notes shall be in minimum denominations of US$200,000 and integral multiples of US$1,000 in excess thereof.

9) The 2041 Notes shall be issued at a price of 98.898% of the principal amount thereof.

10) The Issuer may, at its option and at any time, elect to have either Section 10.1(b) or Section 10.1(c) of the Indenture applied with respect to all outstanding 2041 Notes upon compliance with the conditions set forth in Article Ten of the Indenture.

11) The 2041 Notes may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. The Depositary for such Global Securities and the terms and conditions upon which interests in such Global Securities may be exchanged for the Certificated Securities represented thereby are set forth in the 2041 Notes, the form of which is attached as Annex C hereto.

12) The principal of (and premium, if any) and interest on the 2041 Notes shall be payable in United States dollars.

13) The Common Code, CUSIP and ISIN are as set forth in the 2041 Notes, the form of which is attached as Annex C hereto.

14) The 2041 Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

(I) The 2041 Notes shall be subject to the terms and conditions set forth in the certificate representing the 2041 Notes, a true, correct and complete specimen of which is attached as Annex C (with the Guarantees endorsed thereon).

(J) Pursuant to Section 2.1 of the Indenture, there is hereby established a Series of Debt Securities, the US$1,000,000,000 3.250% Notes due 2051 (the “2051 Notes”) to be issued in the initial aggregate principal amount of US$1,000,000,000 and delivered under the Indenture.

(K) In accordance with Section 2.1(c) of the Indenture, the 2051 Notes shall have the following terms:

1) The title of the 2051 Notes to be issued as a separate series of Debt Securities under the Indenture shall be “3.250% Notes due 2051”.

2) The aggregate principal amount of the 2051 Notes (the “Initial 2051 Notes”) that may be initially authenticated and delivered under the Indenture shall be US$1,000,000,000. The Issuer may from time to time, without the consent of the Holders of the 2051 Notes, issue additional Debt Securities (in any such case “Additional 2051 Notes”) having the same terms and conditions as the Initial 2051 Notes in all respects (or in all respects except for the Issue Date, the issue price or the first interest payment date on them and, to the extent necessary, certain temporary securities law transfer restrictions). Any Additional 2051 Notes and the Initial 2051 Notes shall constitute a single series under the Indenture, provided that if such Additional 2051 Notes are not fungible with the Initial 2051 Notes for U.S. federal income tax purposes, such Additional 2051 Notes shall not have the same Common Code, CUSIP, ISIN or other identifying number as the Initial 2051 Notes. All references to the “2051 Notes” shall include the Initial 2051 Notes and any Additional 2051 Notes unless the context otherwise requires. The aggregate principal amount of each of the Additional 2051 Notes shall be unlimited.

3) The entire outstanding principal of the 2051 Notes shall be payable on October 25, 2051.

4) The 2051 Notes shall bear interest at a rate equal to 3.250% per annum; interest on 2051 Notes shall accrue from (and including) October 25, 2021 or from (and including) the most recent interest payment date on which interest has been paid to (but excluding) the next interest payment date, until the principal thereof is paid; interest on the 2051 Notes shall be payable semi-annually in arrears in cash on April 25 and October 25 of each year commencing April 25, 2022. Interest shall be payable on each interest payment date to the Holders of record at the end of the fifteenth day next preceding each interest payment date.

5) The place of payment shall be as set forth in the 2051 Notes, the form of which is attached as Annex D hereto.

6) The Issuer shall not be obligated to redeem or purchase the 2051 Notes pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof prior to maturity.

7) The 2051 Notes shall be subject to tax redemption and redemption at the option of the Issuer as set forth in the 2051 Notes, the form of which is attached as Annex D hereto.

8) The 2051 Notes shall be in minimum denominations of US$200,000 and integral multiples of US$1,000 in excess thereof.

9) The 2051 Notes shall be issued at a price of 98.658% of the principal amount thereof.

10) The Issuer may, at its option and at any time, elect to have either Section 10.1(b) or Section 10.1(c) of the Indenture applied with respect to all outstanding 2051 Notes upon compliance with the conditions set forth in Article Ten of the Indenture.

11) The 2051 Notes may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. The Depositary for such Global Securities and the terms and conditions upon which interests in such Global Securities may be exchanged for the Certificated Securities represented thereby are set forth in the 2051 Notes, the form of which is attached as Annex D hereto.

12) The principal of (and premium, if any) and interest on the 2051 Notes shall be payable in United States dollars.

13) The Common Code, CUSIP and ISIN are as set forth in the 2051 Notes, the form of which is attached as Annex D hereto.

14) The 2051 Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

(L) The 2051 Notes shall be subject to the terms and conditions set forth in the certificate representing the 2051 Notes, a true, correct and complete specimen of which is attached as Annex D (with the Guarantees endorsed thereon).

This Authorization shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Issuer has caused this Authorization to be duly executed.

Dated: October 25, 2021

By	/s/ Wendell Jen-Chau Huang
Name: Wendell Jen-Chau Huang
Title: Director

Signature page - Authorization

Annex A	Form of Global Debt Security for the 2026 Notes

Annex B	Form of Global Debt Security for the 2031 Notes

Annex C	Form of Global Debt Security for the 2041 Notes

Annex D	Form of Global Debt Security for the 2051 Notes

ANNEX A

[FORM OF FACE OF GLOBAL SECURITY]

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL DEBT SECURITIES REPRESENTED HEREBY IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

THE SECURITY EVIDENCED HEREBY MAY BE PURCHASED AND TRANSFERRED ONLY IN DENOMINATIONS OF US$200,000 AND INTEGRAL MULTIPLES OF US$1,000 IN EXCESS THEREOF.

TSMC ARIZONA CORPORATION

REGISTERED GLOBAL DEBT SECURITY

representing

US$

COMMON CODE NO.

CUSIP NO.

ISIN NO.

1.750% Notes Due 2026

TSMC ARIZONA CORPORATION (the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of          UNITED STATES DOLLARS (US$            ) or such amount as shall be the outstanding principal amount hereof on October 25, 2026, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Issuer further unconditionally promises to pay interest in arrears on April 25 and October 25 of each year (each an “Interest Payment Date”), commencing April 25, 2022 on any outstanding portion of the unpaid principal amount hereof at 1.750% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from October 25, 2021 until payment of said principal sum has been made or duly provided for. This is a Global Security (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as holder of record of this Debt Security (as that term is defined in the Indenture referred to below), shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The statements in the legend set forth above are an integral part of the terms of this Debt Security and by acceptance hereof each Holder of this security (the “Holder”) agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Annex A - 1

This Global Security is issued in respect of an issue of US$1,250,000,000 principal amount of 1.750% Notes Due 2026 of the Issuer and is governed by (i) the Indenture, dated as of October 18, 2021 (the “Indenture”) by and among the Issuer, Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”) and Citibank, N.A., as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Debt Securities set forth in Exhibit C to the Indenture (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Issuer for this Global Security, the terms of which are incorporated herein by reference. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms.

Upon any exchange of all or a portion of this Global Security for Certificated Debt Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

Annex A - 2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

TSMC ARIZONA CORPORATION

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

CITIBANK, N.A., as Trustee

By

Annex A - 3

Schedule A: Schedule of Exchanges of Interests in the Global Security

The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Increase or Decrease	Signature of authorized officer of Trustee or Custodian

Annex A - 4

[FORM OF REVERSE OF DEBT SECURITY]

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1. General. (a) This Debt Security is one of a duly authorized Series of Debt Securities of TSMC Arizona Corporation (the “Issuer”), designated as its US$1,250,000,000 1.750% Notes Due 2026 (each Debt Security of this Series a “Debt Security,” and collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to the Indenture, dated as of October 18, 2021 by and among the Issuer, Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”), and Citibank, N.A., as Trustee (the “Trustee”), as amended from time to time (the “Indenture”). The holders of the Debt Securities (the “Holders”) will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture. In the event of any conflict between the provisions of the Indenture and the provisions of the Terms contained in this Debt Security, the Terms contained in this Debt Security will control.

(b) The Debt Securities will (i) constitute senior unsecured obligations of the Issuer; (ii) at all times rank pari passu and without any preference or priority among themselves and at least equally with all other present and future senior unsecured obligations of the Issuer, except as may be required by mandatory provisions of law; (iii) be senior in right of payment to all future subordinated obligations of the Issuer; and (iv) be effectively subordinated to secured obligations of the Issuer, to the extent of the assets serving as security therefor. All amounts payable under the Debt Securities are backed by the full faith and credit of the Issuer.

(c) The Debt Securities are in fully registered form, without coupons. Debt Securities may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

2. Payments. (a) Principal of the Debt Securities will be payable against surrender of the Debt Securities at the specified office of the Paying Agent located at c/o 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust—TSMC Arizona Corporation or, subject to applicable laws and regulations, at the office outside of the United States of a Paying Agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest (including Additional Amounts (as defined below)) on Debt Securities will be made to the Persons in whose name the Debt Securities are registered at the end of the fifteenth day preceding the date on which interest is to be paid (each, a “Record Date”), whether or not such day is a New York Business Day, notwithstanding the cancellation of the Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such interest Payment Date; provided that if and to the extent the Issuer shall default in the payment of the interest due on such interest Payment Date, such defaulted interest plus, to the extent lawful, interest payable on the defaulted interest, shall be paid to the Persons in whose names the Debt Securities are registered as of a subsequent record date established by the Issuer by notice, as provided in Paragraph 10 of the Terms, by or on behalf of the Issuer to the Holders not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on Certificated Securities will be made (i) by the Issuer if it acts as its own Paying Agent, by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City.

Annex A - 5

(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts), on the Debt Securities shall not be a New York Business Day, then payment of principal or interest (including Additional Amounts) need not be made on such date at the relevant place of payment but may be made on the next succeeding New York Business Day. Any payment made on a date other than the date on which such payment is due as set forth herein shall have the same force and effect as if made on the date on which such payment is due, and no interest shall accrue for the period after such date.

(c) Interest in respect of any period of less than one year shall be calculated on the basis of a 360-day year of twelve 30-day months.

(d) Subject to applicable law, all monies paid by or on behalf of the Issuer to the Trustee or to any Paying Agent for payment of the principal of, or interest (including Additional Amounts) on, any Debt Security and not applied but remaining unclaimed for five years after the date upon which such amount shall have become due and payable shall, at the option of the Issuer or the Guarantor, be repaid to or for the account of the Issuer by the Trustee or such Paying Agent, the receipt of such repayment to be confirmed promptly in writing by or on behalf of the Issuer. The Holder or Holders of such Debt Security or Securities shall thereafter look only to the Issuer for the payment that such Holder may be entitled to collect, and all liability of the Trustee or such Paying Agent with respect to such monies shall thereupon cease.

(e) If the Issuer at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on, the Debt Securities, the Issuer will pay interest on the amount in default (to the extent permitted by law in the case of interest on defaulted interest), calculated for each day until paid, at the rate of 1.750% per annum, together with Additional Amounts, if applicable.

3. Payment of Additional Amounts. (a) All payments of principal, premium and interest made by the Issuer in respect of the Debt Securities of any Series or the Guarantor in respect of the Guarantees will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges of whatever nature (“Taxes”) imposed or levied by or on behalf of the R.O.C., the U.S., or any political subdivision thereof or any authority therein having power to tax (a “Relevant Jurisdiction”), unless such withholding or deduction of such Taxes is required by law or by regulation. If the Issuer or the Guarantor (or their Paying Agent is) is required to make such withholding or deduction, the Issuer or the Guarantor, as applicable, will withhold such Taxes and pay them to the relevant government authority, and the Issuer or the Guarantor, as applicable, will pay such additional amounts in respect of Taxes as will result (i) with respect to the Issuer, in the receipt by the Holders or beneficial owners of the Debt Securities of such Series of such amounts as would have been received by such Holders or beneficial owners had no such withholding or deduction of such Taxes been required or (ii) with respect to the Guarantor, in the receipt by the Holders or beneficial owners of the Debt Securities of such Series of such amounts as would have been received by such Holders or beneficial owners in respect of payments under the related Guarantee had no such withholding or deduction of such Taxes been required (such additional amounts payable by the Issuer or the Guarantor, the “Additional Amounts”), except that no such Additional Amounts shall be payable:

Annex A - 6

(i) in respect of any such Taxes that would not have been imposed, deducted or withheld but for the existence of any connection (whether present or former) between the Holder or beneficial owner of a Debt Security and any Relevant Jurisdiction other than merely holding such Debt Security or receiving principal or interest in respect thereof (including such Holder or beneficial owner being or having been a national, domiciliary or resident of such Relevant Jurisdiction or treated as a resident thereof or being or having been physically present or engaged in a trade or business therein or having currently or having had a permanent establishment therein);

(ii) to the extent that any Taxes with respect to a Debt Security would not have been so imposed or levied but for the fact that, where presentation is required in order to receive payment, the applicable Debt Security or Guarantees were presented more than 30 days after the date on which such payment became due and payable or the date on which payment thereof provided for and notice thereof given to the Holders of the Debt Securities, whichever is later, except to the extent that the Holder or beneficiary thereof would have been entitled to such Additional Amounts on presenting the same for payment on the last day of such 30-day period;

(iii) in respect of any failure of the Holder or beneficial owner of a Debt Security or a Guarantee to comply with a timely request of the Issuer or the Guarantor, as applicable, addressed to the Holder or beneficial owner to provide information concerning such Holder’s or beneficial owner’s nationality, residence, identity or connection with any Relevant Jurisdiction, if and to the extent that due and timely compliance with such request is required under the tax laws, statutes, treaties, regulations or administrative practices of any Relevant Jurisdiction in order to reduce or eliminate any withholding or deduction as to which Additional Amounts would have otherwise been payable to such Holder or beneficial owner;

(iv) in respect of any Taxes imposed as a result of any Debt Security or a Guarantee being presented for payment (where presentation is required) in the Relevant Jurisdiction, unless any such Debt Security or such Guarantee, as applicable, could not have been presented for payment elsewhere;

(v) in respect of any estate, inheritance, gift, sales, transfer, personal property or similar Taxes;

(vi) to any Holder of a Debt Security or beneficiary of a Guarantee that is a fiduciary, partnership or Person other than the sole beneficial owner of any payment to the extent that such payment would be required to be included in the income under the laws of a Relevant Jurisdiction, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, or a member of that partnership or a beneficial owner who would not have been entitled to such Additional Amounts had that beneficiary, settlor, partner or beneficial owner been the Holder thereof;

(vii) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note or Guarantee being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid U.S. federal income tax;

(viii) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note or Guarantee being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Internal Revenue Code of 1986 (the “Code”), or any successor provision, of the Issuer;

(ix) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(x) in respect of any Taxes imposed by reason of the failure of the holder or beneficial owner of a Note, including any intermediary that holds a Note, to fulfill the statement requirements of section 871(h) or section 881(c) of the Code or any successor provision;

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(xi) in respect of any Taxes imposed pursuant to section 871(h)(6) or section 881(c)(6) of the Code (or any successor provisions);

(xii) in respect of any Taxes that are payable otherwise than by deduction or withholding from payments on or in respect of any Debt Securities or Guarantees; or

(xiii) in the case of any combination of the above listed items.

(b) In addition, any amounts to be paid on the Debt Securities will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and no additional amounts will be required to be paid on account of any such deduction or withholding.

(c) In the event that any withholding or deduction for or on account of any Taxes is required in respect of any payment of principal of or interest on the Debt Securities of any Series or any payment under the related Guarantee, at least five New York Business Days prior to the date of such payment, the Issuer or the Guarantor, as applicable, will furnish to the Trustee and the Paying Agent, if other than the Trustee, an Officers’ Certificate specifying the amount required to be withheld or deducted on such payment, certifying that the Issuer or the Guarantor, as applicable, shall pay such amounts required to be withheld to the appropriate governmental authority and certifying the fact that the Additional Amounts will be payable and the amounts so payable to each Holder (unless such Additional Amounts are not required to be paid pursuant to the exceptions described above), and that the Issuer or the Guarantor, as applicable, will pay to the Trustee or such Paying Agent the Additional Amounts required to be paid; provided that no such Officers’ Certificate will be required prior to any date of payment of principal of or interest on any such Debt Securities or any such Guarantees, as applicable, if there has been no change with respect to the matters set forth in a prior Officers’ Certificate. The Trustee and each Paying Agent may rely on the fact that any Officers’ Certificate contemplated by this paragraph has not been furnished as evidence of the fact that no withholding or deduction for or on account of any Taxes is required. The Issuer and the Guarantor covenant to indemnify the Trustee and any Paying Agent for and to hold them harmless against any loss, liability or expense reasonably incurred without fraudulent activity, gross negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any such Officers’ Certificate furnished pursuant to this paragraph or on the fact that any Officers’ Certificate contemplated by this paragraph has not been furnished.

(d) Whenever there is mentioned, in any context, the payment of amounts based upon the principal amount of any applicable Debt Securities or of principal, premium or interest in respect of any Debt Securities, such mention shall be deemed to include the payment of Additional Amounts provided for in the Indenture, to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the Indenture.

(e) The foregoing provisions of (a), (b), (c) and (d) of this paragraph 3 shall apply in the same manner with respect to the jurisdiction in which any successor Person to the Issuer or the Guarantor is organized or resident for tax purposes or any authority therein or thereof having the power to tax (a “Successor Jurisdiction”), substituting such Successor Jurisdiction for the applicable Relevant Jurisdiction.

(f) The Issuer’s and the Guarantor’s respective obligations to make payments of Additional Amounts under the terms and conditions described above in this paragraph 3 will survive any termination, defeasance or discharge of the Indenture.

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4. Tax Redemption. (a) Each Series of Debt Securities may be redeemed at any time, at the option of the Issuer, in whole but not in part, upon notice as described below, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to, but not including, the date fixed for redemption (for the avoidance of doubt, along with Additional Amounts, if any, then due and which will become due on the date fixed for redemption), if (i) as a result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, the applicable Successor Jurisdiction), or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the Issue Date (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to the applicable provisions of the Indenture) (a “Tax Change”), the Issuer or the Guarantor or any such successor Person is, or would be, obligated to pay Additional Amounts upon the next payment of principal or interest in respect of such Debt Securities or the next payment under the relevant Guarantee, as applicable, and (ii) such obligation cannot be avoided by the Issuer or the Guarantor or such successor Person, as applicable, taking reasonable measures available to it.

(b) Prior to the giving of any notice of redemption of a Series of Debt Securities pursuant to of this paragraph 4, the Issuer or the Guarantor or any such successor Person to the Issuer or the Guarantor, as applicable, shall deliver to the Trustee (i) a notice of such redemption election, (ii) an opinion of an Independent Legal Counsel or an opinion of an Independent Tax Consultant to the effect that the Issuer or the Guarantor or any such successor Person is, or would become, obligated to pay such Additional Amounts as the result of a Tax Change and (iii) an Officers’ Certificate of the Issuer or the Guarantor or such successor Person, stating that such amendment or change has occurred, describing the facts leading thereto and stating that such requirement cannot be avoided by the Issuer or the Guarantor or the relevant successor Person, as applicable, taking reasonable measures available to it.

(c) Notice of redemption of a Series of Debt Securities as provided above shall be given to the Holders not less than 10 nor more than 60 days prior to the date fixed for redemption. Notice having been given, the relevant Debt Securities shall become due and payable on the date fixed for redemption and will be paid at the redemption price, together with accrued and unpaid interest, if any, to, but not including, the date fixed for redemption, at the place or places of payment and in the manner specified in the relevant Debt Securities. From and after the redemption date, if moneys for the redemption of such Debt Securities shall have been made available as provided in the Indenture for redemption on the redemption date, such Debt Securities shall cease to bear interest, and the only right of the Holders of such Debt Securities shall be to receive payment of the redemption price and accrued and unpaid interest, if any, to, but not including, the date fixed for redemption. All Debt Securities that are redeemed shall be cancelled.

5. Optional Redemption. The Issuer may, at any time upon giving not less than 10 nor more than 60 days’ notice to Holders of a Series of Debt Securities, redeem such Series of Debt Securities, in whole or in part; provided that the principal amount of any Debt Security remaining Outstanding after redemption in part shall be US$200,000 or an integral multiple of US$1,000 in excess thereof. The redemption price for any Debt Securities to be redeemed prior to the Applicable Par Call Date will be equal to the greater of (i) 100% of the aggregate principal amount of the Debt Securities to be redeemed and (ii) the sum, as determined by the Independent Investment Banker based on the Reference Treasury Dealer Quotations, of the present values of the Remaining Scheduled Payments, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 10 basis points plus, in the case of each of clause (i) or (ii), accrued and unpaid interest thereon to, but not including, the redemption date for such Debt Securities. On or after the Applicable Par Call Date, the redemption price will be equal to 100% of the aggregate principal amount of the relevant Series of Debt Securities to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date for such Debt Securities. Neither the Trustee nor the Paying Agent shall be responsible for verifying or calculating the redemption price payable to Holders of a Debt Security. If only some of the Debt Securities of any Series are to be redeemed, while such Debt Securities are in global form, the Debt Securities of such Series to be redeemed will be selected by the applicable clearing system and/or stock exchange requirements, or while such Debt Securities are in certificated form, by the Trustee on a pro rata basis, by lot or by such method as the Trustee in its sole discretion deems fair and appropriate, unless otherwise required law.

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6. Open Market Purchases. The Issuer or the Guarantor or any of the Guarantor’s Subsidiaries may, in accordance with all applicable laws and regulations, at any time purchase the Debt Securities in the open market or otherwise at any price, so long as such purchase does not otherwise violate the terms of the Indenture. The Debt Securities so purchased, while held by or on behalf of the Issuer or the Guarantor or any of the Guarantor’s Subsidiaries, shall not be deemed to be Outstanding for the purposes of determining whether the Holders of the requisite principal amount of Outstanding Debt Securities of such Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder.

7. [Intentionally omitted]

8. [Intentionally omitted]

9. Events of Default. (a) For each Series of Debt Securities, each of the following is an Event of Default (an “Event of Default”) for such Series of Debt Securities:

(i)

failure to pay principal or premium in respect of any Debt Security of such Series by the due date for such payment, but in the case of technical or administrative difficulties, only if the default continues for a period of two days;

(ii)	failure to pay interest on any Debt Security of such Series within 30 days after the due date for such payment;

(iii)	the Issuer or the Guarantor defaults in the performance of or breaches its obligations under Section 5.1 of the Indenture;

(iv)

the Issuer or the Guarantor defaults in the performance of or breaches any covenant or agreement in the Indenture or under such Series of Debt Securities (other than a default specified in clause (i), (ii) or (iii) above) and such default or breach continues for a period of 90 consecutive days after written notice to the Issuer and the Guarantor, as applicable, by the Trustee or the Holders of 25% or more in aggregate principal amount of such Series of Debt Securities then Outstanding;

(v)

the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or (b) a decree or order adjudging the Issuer or the Guarantor bankrupt or insolvent, or approving as final and nonappealable a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer or the Guarantor under any applicable bankruptcy, insolvency or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or the Guarantor or of any substantial part of their respective property or ordering the winding up or liquidation of their respective affairs (or any similar relief granted under any foreign laws), and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive calendar days;

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(vi)

the commencement by the Issuer or the Guarantor of a voluntary case or proceeding under any applicable state or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief with respect to the Issuer or the Guarantor under any applicable bankruptcy, insolvency or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or the Guarantor or of any substantial part of their respective property pursuant to any such law, or the making by the Issuer or the Guarantor of a general assignment for the benefit of creditors in respect of any indebtedness as a result of an inability to pay such indebtedness as it becomes due, or the admission by the Issuer or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or the Guarantor that resolves to commence any such action; and

(vii)

the relevant Series of Debt Securities, the relevant Guarantee or the Indenture is or becomes or is claimed to be unenforceable, invalid, ceases to be in full force and effect by the Issuer or the Guarantor, as applicable, or is deemed to contravene, breach or violate the laws of any relevant jurisdiction;

provided, however, a default under subparagraph (a)(iv) above will not constitute an Event of Default until the Trustee or the Holders of 25% in aggregate principal amount of the then Outstanding Debt Securities of the relevant Series notify the Issuer and the Guarantor of the default and the Issuer or the Guarantor, as applicable, does not cure such default within the time specified in subparagraph (a)(iv) above after receipt of such notice.

(b) If an Event of Default (other than an Event of Default described in subparagraphs (a)(v) and (vi) above) shall occur and be continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the relevant Series of Debt Securities then Outstanding by written notice to the Issuer and the Guarantor (and to the Trustee if notice is given by the Holders) as provided in the Indenture may or the Trustee acting on the directions of the Holders of at least 25% in aggregate principal amount of the relevant Series of Debt Securities (subject to receipt of indemnity and/or security satisfactory to the Trustee) shall then declare the unpaid principal amount of the Debt Securities of such Series and any accrued and unpaid interest thereon (and any Additional Amounts payable in respect thereof) to be due and payable immediately upon receipt of such notice.

(c) If an Event of Default in subparagraphs (a)(v) or (vi) above shall occur, the unpaid principal amount of all the Debt Securities of such Series then Outstanding and any accrued and unpaid interest thereon will automatically, and without any declaration or other action by the Trustee or any Holder of such Debt Securities, become immediately due and payable.

(d) After a declaration of acceleration but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of at least a Majority in aggregate principal amount of the affected Debt Securities then Outstanding may, subject to Section 15.2, waive all past Defaults and rescind and annul such acceleration if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all Events of Default in respect of such Series of Debt Securities, other than the non-payment of principal, premium, if any, or interest on such Debt Securities that became due solely because of the acceleration of such Debt Securities, have been cured or waived.

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(e) Subject to Section 7.1 of the Indenture, in case an Event of Default of a Series of Debt Securities shall occur and be continuing, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Indenture at the written request, order or direction of any of the Holders of such Debt Securities, unless such Holders shall have instructed in writing and offered to the Trustee security and/or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby. Subject to certain provisions, including those requiring security and/or indemnification of the Trustee, the Holders of a Majority in aggregate principal amount of such Series of Debt Securities then Outstanding will have the right to direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee.

(f) Subject to Section 6.6 of the Indenture, no Holder of any Debt Securities will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, the Debt Securities or the Guarantee, or for the appointment of a receiver or a trustee, or for any other remedy thereunder, unless:

(1) such Holder has previously given to the Trustee written notice of a continuing Event of Default;

(2) the Holders of at least 25% in aggregate principal amount of such Series of Debt Securities then Outstanding have made written request to the Trustee to institute such proceeding;

(3) such Holder or Holders have instructed in writing and offered indemnity and/or security satisfactory to the Trustee against any loss, liability or expense; and

(4) the Trustee has failed to institute such proceeding, and has not received from the Holders of a Majority in aggregate principal amount of such Series of Securities then Outstanding a written direction inconsistent with such request, within 60 days after such notice, request and offer;

provided, however, that these limitations do not apply to a suit instituted by a Holder of a Debt Security for the enforcement of the right to receive payment of the principal of or interest on such Debt Security on or after the applicable due date specified in any such Debt Security. The Trustee shall not be required to expend its funds in following such direction if it does not reasonably believe that reimbursement or indemnity and/or security is assured to it.

10. Replacement, Exchange and Transfer of Securities. (a) Subject to Section 2.8 of the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer will execute, and upon the request of the Issuer, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Issuer and to the Trustee such security and/or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Issuer or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Issuer, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

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(b) Subject to Section 2.6 of the Indenture, and subject to Paragraph 10(e) hereof, a Certificated Security or Securities may be changed for an equal aggregate principal amount of Certificated Securities in different authorized denominations, and a beneficial interest in the Global Security may be exchanged for Certificated Securities in authorized denominations or for a beneficial interest in another Global Security by the Holder or Holders surrendering the Debt Security or Securities for exchange at the specified office of the Transfer Agent or at the office of a Transfer Agent, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) through (i) of the Indenture.

(c) Subject to Section 2.6 of the Indenture, a Certificated Security may be transferred in whole or in a smaller authorized denomination by the Holder or Holders surrendering the Certificated Security for transfer at the office of the Transfer Agent accompanied by an executed instrument of transfer substantially as set forth in Exhibit G to the Indenture.

(d) The costs and expenses of effecting any transfer, registration or exchange pursuant to this Paragraph 10 will be borne by the Issuer, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder.

(e) The Transfer Agent may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of 15 days preceding the due date for any payment of principal of or interest on the Debt Securities.

11. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

12. Paying Agents; Transfer Agents; Registrar. The Issuer has initially appointed the Paying Agent, Transfer Agent and Registrar listed at the end of this Debt Security. The Issuer may at any time appoint additional or other Paying Agents, Transfer Agents and Registrars and terminate the appointment of those or any Paying Agent, Transfer Agent and Registrar, provided that while the Debt Securities are Outstanding the Issuer will maintain (i) a Paying Agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar.

For so long as this Series of Debt Securities are listed on the SGX-ST and the rules of the SGX-ST so require, the Issuer shall appoint and maintain a Paying Agent in Singapore, where this Series of Debt Securities may be presented or surrendered for payment or redemption, in the event that a Global Security is exchanged for Certificated Securities. In addition, in the event that a Global Security is exchanged for Certificated Securities, an announcement of such exchange shall be made by or on behalf of the Issuer through the SGX-ST and such announcement will include all material information with respect to the delivery of the Certificated Securities, including details of the Paying Agent in Singapore.

13. Enforcement. Except as provided in Section 6.6 of the Indenture, no Holder of any Debt Securities shall have any right by virtue of or by availing itself of any provision of the Indenture or the Debt Securities to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or the Debt Securities, or for any other remedy hereunder or under the Securities, unless (a) such Holder previously shall have given to the Trustee written notice of Default and of the continuance thereof with respect to the Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of the Debt Securities shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity and/or security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or security shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.8 of the Indenture, it being understood and intended, and being expressly covenanted by every Holder of Debt Securities with every other Holder of Debt Securities and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities, except in the manner herein provided and for the equal, ratable and common benefit of all Holders. The Trustee shall not be required to expend its funds in following such direction if it does not reasonably believe that reimbursement or indemnity and/or security is assured to it. For the protection and enforcement of this paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

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14. Notices. All notices or demands required or permitted by the terms of the Debt Securities or the Indenture to be given by the Holders of the Debt Securities are required to be in writing and may be given or served by being sent by prepaid courier or first-class mail, if intended for the Issuer or the Guarantor, addressed to the Issuer or the Guarantor, as applicable, if intended for the Trustee, at the Corporate Trust Office of the Trustee.

Any notices required to be given to the Holders of the Debt Securities will be given to DTC, as the registered holder of the Global Securities. In the event that the Global Securities are exchanged for individual Debt Securities in certificated form, notices to Holders of the Debt Securities will be sent by prepaid courier or first-class mail addressed to such Holder at such Holder’s last address as it appears in the Register.

15. Further Issues of Securities. The Issuer may, from time to time, without the consent of the Holders of the Debt Securities, create and issue further securities having the same terms and conditions as this Series of Debt Securities in all respects (or in all respects except for the Issue Date, the issue price, the first payment of interest on them and, to the extent necessary, certain temporary securities law transfer restrictions). Additional Securities issued in this manner will be consolidated with the previously Outstanding Debt Securities of the relevant Series to constitute a single Series of Debt Securities. The Issuer may only issue any Additional Securities with the same CUSIP number as the Debt Securities issued hereunder if such further issuance would be treated as part of the same “issue” as the Securities issued hereunder within the meaning of United States Treasury regulation section 1.1275-1(f) or 1.1275-2(k) or would otherwise be fungible with the relevant Series of Debt Securities issued hereunder for United States federal income tax purposes.

16. No Sinking Fund. These Debt Securities will not be subject to any sinking fund.

17. Authentication. These Debt Securities shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or the Registrar.

18. Governing Law. (a) These Debt Securities will be governed by and interpreted in accordance with the law of the State of New York.

(b) The Issuer has agreed that any action arising out of or based upon the Securities may be instituted in any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York, and has irrevocably submitted to the non-exclusive jurisdiction of any such court in any such action. The Issuer has irrevocably appointed TSMC North America as its agent upon which process may be served in any such action.

(c) To the extent that the Issuer has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Issuer hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its Obligations under the Indenture or these Debt Securities.

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19. Currency Indemnity. To the fullest extent permitted by law, the obligations of the Issuer or the Guarantor to any Holder of Debt Securities under this Indenture or the Debt Securities or the Guarantees, as the case may be, shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than U.S. dollars (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder or the Trustee, as the case may be, of any amount in the Judgment Currency, as, in accordance with normal banking procedures Agreement Currency may be purchased with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder or the Trustee, as the case may be, in the Agreement Currency, the Issuer and the Guarantor agree, as a separate obligation and notwithstanding such judgment, to pay the difference and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder or the Trustee, as the case may be, agrees to pay to or for the account of the Issuer or the Guarantor such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a Default by the Issuer or the Guarantor in its obligations under the Indenture or the relevant Series of Debt Securities or the related Guarantee has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

20. Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

21. Certain Definitions.

“Applicable Par Call Date” means with respect to a Series of Debt Securities, the date specified in the Reverse of Debt Securities (Terms and Conditions of the Debt Securities) for such Debt Securities.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the Remaining Term of the applicable Debt Securities to be redeemed pursuant to paragraph 5 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Term of such Debt Securities.

“Comparable Treasury Price” means, with respect to any redemption date as described under paragraph 5, (1) the arithmetic average of the applicable Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Issuer obtains fewer than four applicable Reference Treasury Dealer Quotations, the arithmetic average of all applicable Reference Treasury Dealer Quotations for such redemption date.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer from time to time to act in such capacity.

“Issue Date” means October 25, 2021.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States of America.

“Reference Treasury Dealer” means (1) Goldman Sachs International and its successors; provided, however, that if Goldman Sachs International and its successors cease to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer and (2) any other Primary Treasury Dealers selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third New York Business Day preceding such redemption date.

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“Remaining Scheduled Payments” means, with respect to any Debt Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption (assuming such Debt Security matured on the Applicable Par Call Date); provided, however, that, if such redemption date is not an Interest Payment Date with respect to such Debt Security, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

“Remaining Term” means, with respect to any Debt Security to be redeemed pursuant to paragraph 5, the period from the relevant redemption date to the Applicable Par Call Date.

“Treasury Rate” means, with respect to any redemption date as described under paragraph 5, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third New York Business Day immediately preceding that redemption date) of the applicable Comparable Treasury Issue. In determining this rate, the Issuer will assume a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such redemption date.

Paying Agent(s): Citibank, N.A.

Transfer Agent(s): Citibank, N.A.

Registrars: Citibank, N.A.

Annex A - 16

[FORM OF GUARANTEE]

This GUARANTEE is made as of by Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”) in respect of the Debt Securities (as hereinafter defined) of TSMC Arizona Corporation (the “Issuer”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

WHEREAS, the Issuer has proposed to issue US$1,250,000,000 1.750% Notes Due 2026 (each Debt Security of this Series a “Debt Security” and, collectively, the “Debt Securities”) pursuant to an Indenture (the “Indenture”) dated as of October 18, 2021, between the Issuer, the Guarantor and Citibank, N.A., as Trustee (the “Trustee”);

WHEREAS, the Guarantor has agreed to issue this guarantee (the “Guarantee”) for the purpose of guaranteeing to the Holder of the Securities upon which this Guarantee is endorsed (the “Holder”), upon the terms and conditions hereinafter set forth, the performance by the Issuer of its Obligations to make payments with respect to principal of, premium, if any, interest and Additional Amounts, if any, on the Securities;

NOW, THEREFORE, for value received, the Guarantor hereby agrees as follows:

The Guarantor hereby fully, unconditionally and irrevocably guarantees to the Holder of the Debt Securities upon which this Guarantee is endorsed and to the Trustee and its successors and assigns, that:

(i)

the principal of, and premium, if any, and interest on (including any Additional Amounts payable in respect thereof), on the Debt Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, acceleration, redemption or otherwise;

(ii)

all other Obligations of the Issuer to the Holders and the Trustee under the Indenture or under the Debt Securities for payment will be promptly paid in full and performed, all in accordance with the terms of the Indenture and under the Debt Securities; and

(iii)

in case of any extension of time of payment or renewal of any Debt Securities or any of such other Obligations for payment, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at Stated Maturity, by acceleration, redemption or otherwise.

If the Issuer fails to pay a guaranteed amount when due, for whatever reason, the Guarantor shall be obligated to pay such amount before failure to pay becomes an Event of Default, without the necessity of action by any Holder of a Debt Security or the Trustee. All payments made under this Guarantee shall be made in the currency of the guaranteed obligation.

The Guarantor hereby agrees that its obligations to make payments hereunder shall be absolute and unconditional, irrespective of, and unaffected by any invalidity, irregularity or unenforceability of any Debt Security or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any action to enforce the same, any increase, reduction or other change in, or discontinuance of, the terms of the Securities, any extensions of time or other indulgences granted to the Issuer or any other Persons, or any other circumstances which might otherwise constitute a legal or equitable discharge or defence of the Guarantor (other than the defence of payment).

The Guarantor hereby waives the effects of all of the events described in Section 11.1(d) of the Indenture and agrees that the occurrence of any one or more of the events shall not alter or impair the liability of the Guarantor hereunder, in each case, to the extent permitted by law.

Annex A - 17

The Guarantor further agrees that its Guarantee herein will continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any of the Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Issuer or otherwise.

The Guarantor agrees that it will not be entitled to any right of subrogation in respect of any Guaranteed Obligations until payment in full in cash in U.S. dollars, U.S. Government Obligations, or a combination of cash in U.S. dollars and U.S. Government Obligations of all Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full in cash in U.S. dollars, U.S. Government Obligations, or a combination of cash in U.S. dollars and U.S. Government Obligations, such amount shall be held by the Guarantor in trust for the Trustee and the Holders, segregated from other funds of the Guarantor, and will, forthwith upon receipt by the Guarantor, be turned over to the Trustee in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Trustee, if required), to be applied against the Obligations.

The Guarantor hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation and issuance of this Guarantee, and to constitute the same the valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with the applicable laws of the State of New York.

The obligations of the Guarantor to the Holders and to the Trustee pursuant to this Guarantee are expressly set forth in the Indenture. Reference is hereby made to the Indenture for the precise terms of the obligations of the Guarantor, which are incorporated herein by reference.

This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Debt Security to which this Guarantee is endorsed shall have been executed manually electronically or by facsimile by the Trustee.

This Guarantee will be governed by and interpreted in accordance with the law of the State of New York. The Guarantor has agreed that any action arising out of or based upon the Debt Securities may be instituted in any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York, and has irrevocably submitted to the non-exclusive jurisdiction of any such court in any such action. The Guarantor has irrevocably appointed TSMC North America as its agent upon which process may be served in any such action. To the extent that the Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Guarantor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under the Indenture, the Debt Securities or the Guarantee.

[Signature Page Follows]

Annex A - 18

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed as of .

TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED, as Guarantor

By:
Name:
Title:

Annex A - 19

ANNEX B

[FORM OF FACE OF GLOBAL SECURITY]

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL DEBT SECURITIES REPRESENTED HEREBY IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

THE SECURITY EVIDENCED HEREBY MAY BE PURCHASED AND TRANSFERRED ONLY IN DENOMINATIONS OF US$200,000 AND INTEGRAL MULTIPLES OF US$1,000 IN EXCESS THEREOF.

TSMC ARIZONA CORPORATION

REGISTERED GLOBAL DEBT SECURITY

representing

US$

COMMON CODE NO.
CUSIP NO.
ISIN NO.

2.500% Notes Due 2031

TSMC ARIZONA CORPORATION (the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of                     UNITED STATES DOLLARS (US$                    ) or such amount as shall be the outstanding principal amount hereof on October 25, 2031, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Issuer further unconditionally promises to pay interest in arrears on April 25 and October 25 of each year (each an “Interest Payment Date”), commencing April 25, 2022 on any outstanding portion of the unpaid principal amount hereof at 2.500% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from October 25, 2021 until payment of said principal sum has been made or duly provided for. This is a Global Security (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as holder of record of this Debt Security (as that term is defined in the Indenture referred to below), shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The statements in the legend set forth above are an integral part of the terms of this Debt Security and by acceptance hereof each Holder of this security (the “Holder”) agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Annex B - 1

This Global Security is issued in respect of an issue of US$1,250,000,000 principal amount of 2.500% Notes Due 2031 of the Issuer and is governed by (i) the Indenture, dated as of October 18, 2021 (the “Indenture”) by and among the Issuer, Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”) and Citibank, N.A., as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Debt Securities set forth in Exhibit C to the Indenture (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Issuer for this Global Security, the terms of which are incorporated herein by reference. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms.

Upon any exchange of all or a portion of this Global Security for Certificated Debt Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

Annex B - 2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

TSMC ARIZONA CORPORATION

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

CITIBANK, N.A., as Trustee

By

Annex B - 3

Schedule A: Schedule of Exchanges of Interests in the Global Security

The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Increase or Decrease	Signature of authorized officer of Trustee or Custodian

Annex B - 4

[FORM OF REVERSE OF DEBT SECURITY]

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1.General. (a) This Debt Security is one of a duly authorized Series of Debt Securities of TSMC Arizona Corporation (the “Issuer”), designated as its US$1,250,000,000 2.500% Notes Due 2031 (each Debt Security of this Series a “Debt Security,” and collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to the Indenture, dated as of October 18, 2021 by and among the Issuer, Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”), and Citibank, N.A., as Trustee (the “Trustee”), as amended from time to time (the “Indenture”). The holders of the Debt Securities (the “Holders”) will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture. In the event of any conflict between the provisions of the Indenture and the provisions of the Terms contained in this Debt Security, the Terms contained in this Debt Security will control.

(b) The Debt Securities will (i) constitute senior unsecured obligations of the Issuer; (ii) at all times rank pari passu and without any preference or priority among themselves and at least equally with all other present and future senior unsecured obligations of the Issuer, except as may be required by mandatory provisions of law; (iii) be senior in right of payment to all future subordinated obligations of the Issuer; and (iv) be effectively subordinated to secured obligations of the Issuer, to the extent of the assets serving as security therefor. All amounts payable under the Debt Securities are backed by the full faith and credit of the Issuer.

(c) The Debt Securities are in fully registered form, without coupons. Debt Securities may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

2. Payments. (a) Principal of the Debt Securities will be payable against surrender of the Debt Securities at the specified office of the Paying Agent located at c/o 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust—TSMC Arizona Corporation or, subject to applicable laws and regulations, at the office outside of the United States of a Paying Agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest (including Additional Amounts (as defined below)) on Debt Securities will be made to the Persons in whose name the Debt Securities are registered at the end of the fifteenth day preceding the date on which interest is to be paid (each, a “Record Date”), whether or not such day is a New York Business Day, notwithstanding the cancellation of the Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such interest Payment Date; provided that if and to the extent the Issuer shall default in the payment of the interest due on such interest Payment Date, such defaulted interest plus, to the extent lawful, interest payable on the defaulted interest, shall be paid to the Persons in whose names the Debt Securities are registered as of a subsequent record date established by the Issuer by notice, as provided in Paragraph 10 of the Terms, by or on behalf of the Issuer to the Holders not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on Certificated Securities will be made (i) by the Issuer if it acts as its own Paying Agent, by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City.

Annex B - 5

(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts), on the Debt Securities shall not be a New York Business Day, then payment of principal or interest (including Additional Amounts) need not be made on such date at the relevant place of payment but may be made on the next succeeding New York Business Day. Any payment made on a date other than the date on which such payment is due as set forth herein shall have the same force and effect as if made on the date on which such payment is due, and no interest shall accrue for the period after such date.

(c) Interest in respect of any period of less than one year shall be calculated on the basis of a 360-day year of twelve 30-day months.

(d) Subject to applicable law, all monies paid by or on behalf of the Issuer to the Trustee or to any Paying Agent for payment of the principal of, or interest (including Additional Amounts) on, any Debt Security and not applied but remaining unclaimed for five years after the date upon which such amount shall have become due and payable shall, at the option of the Issuer or the Guarantor, be repaid to or for the account of the Issuer by the Trustee or such Paying Agent, the receipt of such repayment to be confirmed promptly in writing by or on behalf of the Issuer. The Holder or Holders of such Debt Security or Securities shall thereafter look only to the Issuer for the payment that such Holder may be entitled to collect, and all liability of the Trustee or such Paying Agent with respect to such monies shall thereupon cease.

(e) If the Issuer at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on, the Debt Securities, the Issuer will pay interest on the amount in default (to the extent permitted by law in the case of interest on defaulted interest), calculated for each day until paid, at the rate of 2.500% per annum, together with Additional Amounts, if applicable.

3. Payment of Additional Amounts. (a) All payments of principal, premium and interest made by the Issuer in respect of the Debt Securities of any Series or the Guarantor in respect of the Guarantees will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges of whatever nature (“Taxes”) imposed or levied by or on behalf of the R.O.C., the U.S., or any political subdivision thereof or any authority therein having power to tax (a “Relevant Jurisdiction”), unless such withholding or deduction of such Taxes is required by law or by regulation. If the Issuer or the Guarantor (or their Paying Agent is) is required to make such withholding or deduction, the Issuer or the Guarantor, as applicable, will withhold such Taxes and pay them to the relevant government authority, and the Issuer or the Guarantor, as applicable, will pay such additional amounts in respect of Taxes as will result (i) with respect to the Issuer, in the receipt by the Holders or beneficial owners of the Debt Securities of such Series of such amounts as would have been received by such Holders or beneficial owners had no such withholding or deduction of such Taxes been required or (ii) with respect to the Guarantor, in the receipt by the Holders or beneficial owners of the Debt Securities of such Series of such amounts as would have been received by such Holders or beneficial owners in respect of payments under the related Guarantee had no such withholding or deduction of such Taxes been required (such additional amounts payable by the Issuer or the Guarantor, the “Additional Amounts”), except that no such Additional Amounts shall be payable:

Annex B - 6

(i) in respect of any such Taxes that would not have been imposed, deducted or withheld but for the existence of any connection (whether present or former) between the Holder or beneficial owner of a Debt Security and any Relevant Jurisdiction other than merely holding such Debt Security or receiving principal or interest in respect thereof (including such Holder or beneficial owner being or having been a national, domiciliary or resident of such Relevant Jurisdiction or treated as a resident thereof or being or having been physically present or engaged in a trade or business therein or having currently or having had a permanent establishment therein);

(ii) to the extent that any Taxes with respect to a Debt Security would not have been so imposed or levied but for the fact that, where presentation is required in order to receive payment, the applicable Debt Security or Guarantees were presented more than 30 days after the date on which such payment became due and payable or the date on which payment thereof provided for and notice thereof given to the Holders of the Debt Securities, whichever is later, except to the extent that the Holder or beneficiary thereof would have been entitled to such Additional Amounts on presenting the same for payment on the last day of such 30-day period;

(iii) in respect of any failure of the Holder or beneficial owner of a Debt Security or a Guarantee to comply with a timely request of the Issuer or the Guarantor, as applicable, addressed to the Holder or beneficial owner to provide information concerning such Holder’s or beneficial owner’s nationality, residence, identity or connection with any Relevant Jurisdiction, if and to the extent that due and timely compliance with such request is required under the tax laws, statutes, treaties, regulations or administrative practices of any Relevant Jurisdiction in order to reduce or eliminate any withholding or deduction as to which Additional Amounts would have otherwise been payable to such Holder or beneficial owner;

(iv) in respect of any Taxes imposed as a result of any Debt Security or a Guarantee being presented for payment (where presentation is required) in the Relevant Jurisdiction, unless any such Debt Security or such Guarantee, as applicable, could not have been presented for payment elsewhere;

(v) in respect of any estate, inheritance, gift, sales, transfer, personal property or similar Taxes;

(vi) to any Holder of a Debt Security or beneficiary of a Guarantee that is a fiduciary, partnership or Person other than the sole beneficial owner of any payment to the extent that such payment would be required to be included in the income under the laws of a Relevant Jurisdiction, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, or a member of that partnership or a beneficial owner who would not have been entitled to such Additional Amounts had that beneficiary, settlor, partner or beneficial owner been the Holder thereof;

(vii) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note or Guarantee being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid U.S. federal income tax;

(viii) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note or Guarantee being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Internal Revenue Code of 1986 (the “Code”), or any successor provision, of the Issuer;

(ix) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

Annex B - 7

(x) in respect of any Taxes imposed by reason of the failure of the holder or beneficial owner of a Note, including any intermediary that holds a Note, to fulfill the statement requirements of section 871(h) or section 881(c) of the Code or any successor provision;

(xi) in respect of any Taxes imposed pursuant to section 871(h)(6) or section 881(c)(6) of the Code (or any successor provisions);

(xii) in respect of any Taxes that are payable otherwise than by deduction or withholding from payments on or in respect of any Debt Securities or Guarantees; or

(xiii) in the case of any combination of the above listed items.

(b) In addition, any amounts to be paid on the Debt Securities will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and no additional amounts will be required to be paid on account of any such deduction or withholding.

(c) In the event that any withholding or deduction for or on account of any Taxes is required in respect of any payment of principal of or interest on the Debt Securities of any Series or any payment under the related Guarantee, at least five New York Business Days prior to the date of such payment, the Issuer or the Guarantor, as applicable, will furnish to the Trustee and the Paying Agent, if other than the Trustee, an Officers’ Certificate specifying the amount required to be withheld or deducted on such payment, certifying that the Issuer or the Guarantor, as applicable, shall pay such amounts required to be withheld to the appropriate governmental authority and certifying the fact that the Additional Amounts will be payable and the amounts so payable to each Holder (unless such Additional Amounts are not required to be paid pursuant to the exceptions described above), and that the Issuer or the Guarantor, as applicable, will pay to the Trustee or such Paying Agent the Additional Amounts required to be paid; provided that no such Officers’ Certificate will be required prior to any date of payment of principal of or interest on any such Debt Securities or any such Guarantees, as applicable, if there has been no change with respect to the matters set forth in a prior Officers’ Certificate. The Trustee and each Paying Agent may rely on the fact that any Officers’ Certificate contemplated by this paragraph has not been furnished as evidence of the fact that no withholding or deduction for or on account of any Taxes is required. The Issuer and the Guarantor covenant to indemnify the Trustee and any Paying Agent for and to hold them harmless against any loss, liability or expense reasonably incurred without fraudulent activity, gross negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any such Officers’ Certificate furnished pursuant to this paragraph or on the fact that any Officers’ Certificate contemplated by this paragraph has not been furnished.

(d) Whenever there is mentioned, in any context, the payment of amounts based upon the principal amount of any applicable Debt Securities or of principal, premium or interest in respect of any Debt Securities, such mention shall be deemed to include the payment of Additional Amounts provided for in the Indenture, to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the Indenture.

(e) The foregoing provisions of (a), (b), (c) and (d) of this paragraph 3 shall apply in the same manner with respect to the jurisdiction in which any successor Person to the Issuer or the Guarantor is organized or resident for tax purposes or any authority therein or thereof having the power to tax (a “Successor Jurisdiction”), substituting such Successor Jurisdiction for the applicable Relevant Jurisdiction.

(f) The Issuer’s and the Guarantor’s respective obligations to make payments of Additional Amounts under the terms and conditions described above in this paragraph 3 will survive any termination, defeasance or discharge of the Indenture.

Annex B - 8

4. Tax Redemption. (a) Each Series of Debt Securities may be redeemed at any time, at the option of the Issuer, in whole but not in part, upon notice as described below, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to, but not including, the date fixed for redemption (for the avoidance of doubt, along with Additional Amounts, if any, then due and which will become due on the date fixed for redemption), if (i) as a result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, the applicable Successor Jurisdiction), or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the Issue Date (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to the applicable provisions of the Indenture) (a “Tax Change”), the Issuer or the Guarantor or any such successor Person is, or would be, obligated to pay Additional Amounts upon the next payment of principal or interest in respect of such Debt Securities or the next payment under the relevant Guarantee, as applicable, and (ii) such obligation cannot be avoided by the Issuer or the Guarantor or such successor Person, as applicable, taking reasonable measures available to it.

(b) Prior to the giving of any notice of redemption of a Series of Debt Securities pursuant to of this paragraph 4, the Issuer or the Guarantor or any such successor Person to the Issuer or the Guarantor, as applicable, shall deliver to the Trustee (i) a notice of such redemption election, (ii) an opinion of an Independent Legal Counsel or an opinion of an Independent Tax Consultant to the effect that the Issuer or the Guarantor or any such successor Person is, or would become, obligated to pay such Additional Amounts as the result of a Tax Change and (iii) an Officers’ Certificate of the Issuer or the Guarantor or such successor Person, stating that such amendment or change has occurred, describing the facts leading thereto and stating that such requirement cannot be avoided by the Issuer or the Guarantor or the relevant successor Person, as applicable, taking reasonable measures available to it.

(c) Notice of redemption of a Series of Debt Securities as provided above shall be given to the Holders not less than 10 nor more than 60 days prior to the date fixed for redemption. Notice having been given, the relevant Debt Securities shall become due and payable on the date fixed for redemption and will be paid at the redemption price, together with accrued and unpaid interest, if any, to, but not including, the date fixed for redemption, at the place or places of payment and in the manner specified in the relevant Debt Securities. From and after the redemption date, if moneys for the redemption of such Debt Securities shall have been made available as provided in the Indenture for redemption on the redemption date, such Debt Securities shall cease to bear interest, and the only right of the Holders of such Debt Securities shall be to receive payment of the redemption price and accrued and unpaid interest, if any, to, but not including, the date fixed for redemption. All Debt Securities that are redeemed shall be cancelled.

5. Optional Redemption. The Issuer may, at any time upon giving not less than 10 nor more than 60 days’ notice to Holders of a Series of Debt Securities, redeem such Series of Debt Securities, in whole or in part; provided that the principal amount of any Debt Security remaining Outstanding after redemption in part shall be US$200,000 or an integral multiple of US$1,000 in excess thereof. The redemption price for any Debt Securities to be redeemed prior to the Applicable Par Call Date will be equal to the greater of (i) 100% of the aggregate principal amount of the Debt Securities to be redeemed and (ii) the sum, as determined by the Independent Investment Banker based on the Reference Treasury Dealer Quotations, of the present values of the Remaining Scheduled Payments, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 15 basis points plus, in the case of each of clause (i) or (ii), accrued and unpaid interest thereon to, but not including, the redemption date for such Debt Securities. On or after the Applicable Par Call Date, the redemption price will be equal to 100% of the aggregate principal amount of the relevant Series of Debt Securities to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date for such Debt Securities. Neither the Trustee nor the Paying Agent shall be responsible for verifying or calculating the redemption price payable to Holders of a Debt Security. If only some of the Debt Securities of any Series are to be redeemed, while such Debt Securities are in global form, the Debt Securities of such Series to be redeemed will be selected by the applicable clearing system and/or stock exchange requirements, or while such Debt Securities are in certificated form, by the Trustee on a pro rata basis, by lot or by such method as the Trustee in its sole discretion deems fair and appropriate, unless otherwise required law.

Annex B - 9

6. Open Market Purchases. The Issuer or the Guarantor or any of the Guarantor’s Subsidiaries may, in accordance with all applicable laws and regulations, at any time purchase the Debt Securities in the open market or otherwise at any price, so long as such purchase does not otherwise violate the terms of the Indenture. The Debt Securities so purchased, while held by or on behalf of the Issuer or the Guarantor or any of the Guarantor’s Subsidiaries, shall not be deemed to be Outstanding for the purposes of determining whether the Holders of the requisite principal amount of Outstanding Debt Securities of such Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder.

7. [Intentionally omitted]

8. [Intentionally omitted]

9. Events of Default. (a) For each Series of Debt Securities, each of the following is an Event of Default (an “Event of Default”) for such Series of Debt Securities:

(i)

failure to pay principal or premium in respect of any Debt Security of such Series by the due date for such payment, but in the case of technical or administrative difficulties, only if the default continues for a period of two days;

(ii)	failure to pay interest on any Debt Security of such Series within 30 days after the due date for such payment;

(iii)	the Issuer or the Guarantor defaults in the performance of or breaches its obligations under Section 5.1 of the Indenture;

(iv)

the Issuer or the Guarantor defaults in the performance of or breaches any covenant or agreement in the Indenture or under such Series of Debt Securities (other than a default specified in clause (i), (ii) or (iii) above) and such default or breach continues for a period of 90 consecutive days after written notice to the Issuer and the Guarantor, as applicable, by the Trustee or the Holders of 25% or more in aggregate principal amount of such Series of Debt Securities then Outstanding;

(v)

the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or (b) a decree or order adjudging the Issuer or the Guarantor bankrupt or insolvent, or approving as final and nonappealable a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer or the Guarantor under any applicable bankruptcy, insolvency or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or the Guarantor or of any substantial part of their respective property or ordering the winding up or liquidation of their respective affairs (or any similar relief granted under any foreign laws), and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive calendar days;

Annex B - 10

(vi)

the commencement by the Issuer or the Guarantor of a voluntary case or proceeding under any applicable state or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief with respect to the Issuer or the Guarantor under any applicable bankruptcy, insolvency or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or the Guarantor or of any substantial part of their respective property pursuant to any such law, or the making by the Issuer or the Guarantor of a general assignment for the benefit of creditors in respect of any indebtedness as a result of an inability to pay such indebtedness as it becomes due, or the admission by the Issuer or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or the Guarantor that resolves to commence any such action; and

(vii)

the relevant Series of Debt Securities, the relevant Guarantee or the Indenture is or becomes or is claimed to be unenforceable, invalid, ceases to be in full force and effect by the Issuer or the Guarantor, as applicable, or is deemed to contravene, breach or violate the laws of any relevant jurisdiction;

provided, however, a default under subparagraph (a)(iv) above will not constitute an Event of Default until the Trustee or the Holders of 25% in aggregate principal amount of the then Outstanding Debt Securities of the relevant Series notify the Issuer and the Guarantor of the default and the Issuer or the Guarantor, as applicable, does not cure such default within the time specified in subparagraph (a)(iv) above after receipt of such notice.

(b) If an Event of Default (other than an Event of Default described in subparagraphs (a)(v) and (vi) above) shall occur and be continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the relevant Series of Debt Securities then Outstanding by written notice to the Issuer and the Guarantor (and to the Trustee if notice is given by the Holders) as provided in the Indenture may or the Trustee acting on the directions of the Holders of at least 25% in aggregate principal amount of the relevant Series of Debt Securities (subject to receipt of indemnity and/or security satisfactory to the Trustee) shall then declare the unpaid principal amount of the Debt Securities of such Series and any accrued and unpaid interest thereon (and any Additional Amounts payable in respect thereof) to be due and payable immediately upon receipt of such notice.

(c) If an Event of Default in subparagraphs (a)(v) or (vi) above shall occur, the unpaid principal amount of all the Debt Securities of such Series then Outstanding and any accrued and unpaid interest thereon will automatically, and without any declaration or other action by the Trustee or any Holder of such Debt Securities, become immediately due and payable.

(d) After a declaration of acceleration but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of at least a Majority in aggregate principal amount of the affected Debt Securities then Outstanding may, subject to Section 15.2, waive all past Defaults and rescind and annul such acceleration if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all Events of Default in respect of such Series of Debt Securities, other than the non-payment of principal, premium, if any, or interest on such Debt Securities that became due solely because of the acceleration of such Debt Securities, have been cured or waived.

Annex B - 11

(e) Subject to Section 7.1 of the Indenture, in case an Event of Default of a Series of Debt Securities shall occur and be continuing, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Indenture at the written request, order or direction of any of the Holders of such Debt Securities, unless such Holders shall have instructed in writing and offered to the Trustee security and/or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby. Subject to certain provisions, including those requiring security and/or indemnification of the Trustee, the Holders of a Majority in aggregate principal amount of such Series of Debt Securities then Outstanding will have the right to direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee.

(f) Subject to Section 6.6 of the Indenture, no Holder of any Debt Securities will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, the Debt Securities or the Guarantee, or for the appointment of a receiver or a trustee, or for any other remedy thereunder, unless:

(1) such Holder has previously given to the Trustee written notice of a continuing Event of Default;

(2) the Holders of at least 25% in aggregate principal amount of such Series of Debt Securities then Outstanding have made written request to the Trustee to institute such proceeding;

(3) such Holder or Holders have instructed in writing and offered indemnity and/or security satisfactory to the Trustee against any loss, liability or expense; and

(4) the Trustee has failed to institute such proceeding, and has not received from the Holders of a Majority in aggregate principal amount of such Series of Securities then Outstanding a written direction inconsistent with such request, within 60 days after such notice, request and offer;

provided, however, that these limitations do not apply to a suit instituted by a Holder of a Debt Security for the enforcement of the right to receive payment of the principal of or interest on such Debt Security on or after the applicable due date specified in any such Debt Security. The Trustee shall not be required to expend its funds in following such direction if it does not reasonably believe that reimbursement or indemnity and/or security is assured to it.

10. Replacement, Exchange and Transfer of Securities. (a) Subject to Section 2.8 of the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer will execute, and upon the request of the Issuer, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Issuer and to the Trustee such security and/or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Issuer or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Issuer, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

Annex B - 12

(b) Subject to Section 2.6 of the Indenture, and subject to Paragraph 10(e) hereof, a Certificated Security or Securities may be changed for an equal aggregate principal amount of Certificated Securities in different authorized denominations, and a beneficial interest in the Global Security may be exchanged for Certificated Securities in authorized denominations or for a beneficial interest in another Global Security by the Holder or Holders surrendering the Debt Security or Securities for exchange at the specified office of the Transfer Agent or at the office of a Transfer Agent, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) through (i) of the Indenture.

(c) Subject to Section 2.6 of the Indenture, a Certificated Security may be transferred in whole or in a smaller authorized denomination by the Holder or Holders surrendering the Certificated Security for transfer at the office of the Transfer Agent accompanied by an executed instrument of transfer substantially as set forth in Exhibit G to the Indenture.

(d) The costs and expenses of effecting any transfer, registration or exchange pursuant to this Paragraph 10 will be borne by the Issuer, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder.

(e) The Transfer Agent may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of 15 days preceding the due date for any payment of principal of or interest on the Debt Securities.

11. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

12. Paying Agents; Transfer Agents; Registrar. The Issuer has initially appointed the Paying Agent, Transfer Agent and Registrar listed at the end of this Debt Security. The Issuer may at any time appoint additional or other Paying Agents, Transfer Agents and Registrars and terminate the appointment of those or any Paying Agent, Transfer Agent and Registrar, provided that while the Debt Securities are Outstanding the Issuer will maintain (i) a Paying Agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar.

For so long as this Series of Debt Securities are listed on the SGX-ST and the rules of the SGX-ST so require, the Issuer shall appoint and maintain a Paying Agent in Singapore, where this Series of Debt Securities may be presented or surrendered for payment or redemption, in the event that a Global Security is exchanged for Certificated Securities. In addition, in the event that a Global Security is exchanged for Certificated Securities, an announcement of such exchange shall be made by or on behalf of the Issuer through the SGX-ST and such announcement will include all material information with respect to the delivery of the Certificated Securities, including details of the Paying Agent in Singapore.

13. Enforcement. Except as provided in Section 6.6 of the Indenture, no Holder of any Debt Securities shall have any right by virtue of or by availing itself of any provision of the Indenture or the Debt Securities to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or the Debt Securities, or for any other remedy hereunder or under the Securities, unless (a) such Holder previously shall have given to the Trustee written notice of Default and of the continuance thereof with respect to the Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of the Debt Securities shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity and/or security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or security shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.8 of the Indenture, it being understood and intended, and being expressly covenanted by every Holder of Debt Securities with every other Holder of Debt Securities and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities, except in the manner herein provided and for the equal, ratable and common benefit of all Holders. The Trustee shall not be required to expend its funds in following such direction if it does not reasonably believe that reimbursement or indemnity and/or security is assured to it. For the protection and enforcement of this paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Annex B - 13

14. Notices. All notices or demands required or permitted by the terms of the Debt Securities or the Indenture to be given by the Holders of the Debt Securities are required to be in writing and may be given or served by being sent by prepaid courier or first-class mail, if intended for the Issuer or the Guarantor, addressed to the Issuer or the Guarantor, as applicable, if intended for the Trustee, at the Corporate Trust Office of the Trustee.

Any notices required to be given to the Holders of the Debt Securities will be given to DTC, as the registered holder of the Global Securities. In the event that the Global Securities are exchanged for individual Debt Securities in certificated form, notices to Holders of the Debt Securities will be sent by prepaid courier or first-class mail addressed to such Holder at such Holder’s last address as it appears in the Register.

15. Further Issues of Securities. The Issuer may, from time to time, without the consent of the Holders of the Debt Securities, create and issue further securities having the same terms and conditions as this Series of Debt Securities in all respects (or in all respects except for the Issue Date, the issue price, the first payment of interest on them and, to the extent necessary, certain temporary securities law transfer restrictions). Additional Securities issued in this manner will be consolidated with the previously Outstanding Debt Securities of the relevant Series to constitute a single Series of Debt Securities. The Issuer may only issue any Additional Securities with the same CUSIP number as the Debt Securities issued hereunder if such further issuance would be treated as part of the same “issue” as the Securities issued hereunder within the meaning of United States Treasury regulation section 1.1275-1(f) or 1.1275-2(k) or would otherwise be fungible with the relevant Series of Debt Securities issued hereunder for United States federal income tax purposes.

16. No Sinking Fund. These Debt Securities will not be subject to any sinking fund.

17. Authentication. These Debt Securities shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or the Registrar.

18. Governing Law. (a) These Debt Securities will be governed by and interpreted in accordance with the law of the State of New York.

(b) The Issuer has agreed that any action arising out of or based upon the Securities may be instituted in any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York, and has irrevocably submitted to the non-exclusive jurisdiction of any such court in any such action. The Issuer has irrevocably appointed TSMC North America as its agent upon which process may be served in any such action.

(c) To the extent that the Issuer has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Issuer hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its Obligations under the Indenture or these Debt Securities.

Annex B - 14

19. Currency Indemnity. To the fullest extent permitted by law, the obligations of the Issuer or the Guarantor to any Holder of Debt Securities under this Indenture or the Debt Securities or the Guarantees, as the case may be, shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than U.S. dollars (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder or the Trustee, as the case may be, of any amount in the Judgment Currency, as, in accordance with normal banking procedures Agreement Currency may be purchased with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder or the Trustee, as the case may be, in the Agreement Currency, the Issuer and the Guarantor agree, as a separate obligation and notwithstanding such judgment, to pay the difference and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder or the Trustee, as the case may be, agrees to pay to or for the account of the Issuer or the Guarantor such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a Default by the Issuer or the Guarantor in its obligations under the Indenture or the relevant Series of Debt Securities or the related Guarantee has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

20. Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

21. Certain Definitions.

“Applicable Par Call Date” means with respect to a Series of Debt Securities, the date specified in the Reverse of Debt Securities (Terms and Conditions of the Debt Securities) for such Debt Securities.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the Remaining Term of the applicable Debt Securities to be redeemed pursuant to paragraph 5 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Term of such Debt Securities.

“Comparable Treasury Price” means, with respect to any redemption date as described under paragraph 5, (1) the arithmetic average of the applicable Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Issuer obtains fewer than four applicable Reference Treasury Dealer Quotations, the arithmetic average of all applicable Reference Treasury Dealer Quotations for such redemption date.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer from time to time to act in such capacity.

“Issue Date” means October 25, 2021.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States of America.

“Reference Treasury Dealer” means (1) Goldman Sachs International and its successors; provided, however, that if Goldman Sachs International and its successors cease to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer and (2) any other Primary Treasury Dealers selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third New York Business Day preceding such redemption date.

Annex B - 15

“Remaining Scheduled Payments” means, with respect to any Debt Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption (assuming such Debt Security matured on the Applicable Par Call Date); provided, however, that, if such redemption date is not an Interest Payment Date with respect to such Debt Security, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

“Remaining Term” means, with respect to any Debt Security to be redeemed pursuant to paragraph 5, the period from the relevant redemption date to the Applicable Par Call Date.

“Treasury Rate” means, with respect to any redemption date as described under paragraph 5, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third New York Business Day immediately preceding that redemption date) of the applicable Comparable Treasury Issue. In determining this rate, the Issuer will assume a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such redemption date.

Paying Agent(s): Citibank, N.A.

Transfer Agent(s): Citibank, N.A.

Registrars: Citibank, N.A.

Annex B - 16

[FORM OF GUARANTEE]

This GUARANTEE is made as of                      by Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”) in respect of the Debt Securities (as hereinafter defined) of TSMC Arizona Corporation (the “Issuer”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

WHEREAS, the Issuer has proposed to issue US$1,250,000,000 2.500% Notes Due 2031 (each Debt Security of this Series a “Debt Security” and, collectively, the “Debt Securities”) pursuant to an Indenture (the “Indenture”) dated as of October 18, 2021, between the Issuer, the Guarantor and Citibank, N.A., as Trustee (the “Trustee”);

WHEREAS, the Guarantor has agreed to issue this guarantee (the “Guarantee”) for the purpose of guaranteeing to the Holder of the Securities upon which this Guarantee is endorsed (the “Holder”), upon the terms and conditions hereinafter set forth, the performance by the Issuer of its Obligations to make payments with respect to principal of, premium, if any, interest and Additional Amounts, if any, on the Securities;

NOW, THEREFORE, for value received, the Guarantor hereby agrees as follows:

The Guarantor hereby fully, unconditionally and irrevocably guarantees to the Holder of the Debt Securities upon which this Guarantee is endorsed and to the Trustee and its successors and assigns, that:

(i)

the principal of, and premium, if any, and interest on (including any Additional Amounts payable in respect thereof), on the Debt Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, acceleration, redemption or otherwise;

(ii)

all other Obligations of the Issuer to the Holders and the Trustee under the Indenture or under the Debt Securities for payment will be promptly paid in full and performed, all in accordance with the terms of the Indenture and under the Debt Securities; and

(iii)

in case of any extension of time of payment or renewal of any Debt Securities or any of such other Obligations for payment, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at Stated Maturity, by acceleration, redemption or otherwise.

If the Issuer fails to pay a guaranteed amount when due, for whatever reason, the Guarantor shall be obligated to pay such amount before failure to pay becomes an Event of Default, without the necessity of action by any Holder of a Debt Security or the Trustee. All payments made under this Guarantee shall be made in the currency of the guaranteed obligation.

The Guarantor hereby agrees that its obligations to make payments hereunder shall be absolute and unconditional, irrespective of, and unaffected by any invalidity, irregularity or unenforceability of any Debt Security or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any action to enforce the same, any increase, reduction or other change in, or discontinuance of, the terms of the Securities, any extensions of time or other indulgences granted to the Issuer or any other Persons, or any other circumstances which might otherwise constitute a legal or equitable discharge or defence of the Guarantor (other than the defence of payment).

The Guarantor hereby waives the effects of all of the events described in Section 11.1(d) of the Indenture and agrees that the occurrence of any one or more of the events shall not alter or impair the liability of the Guarantor hereunder, in each case, to the extent permitted by law.

Annex B - 17

The Guarantor further agrees that its Guarantee herein will continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any of the Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Issuer or otherwise.

The Guarantor agrees that it will not be entitled to any right of subrogation in respect of any Guaranteed Obligations until payment in full in cash in U.S. dollars, U.S. Government Obligations, or a combination of cash in U.S. dollars and U.S. Government Obligations of all Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full in cash in U.S. dollars, U.S. Government Obligations, or a combination of cash in U.S. dollars and U.S. Government Obligations, such amount shall be held by the Guarantor in trust for the Trustee and the Holders, segregated from other funds of the Guarantor, and will, forthwith upon receipt by the Guarantor, be turned over to the Trustee in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Trustee, if required), to be applied against the Obligations.

The Guarantor hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation and issuance of this Guarantee, and to constitute the same the valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with the applicable laws of the State of New York.

The obligations of the Guarantor to the Holders and to the Trustee pursuant to this Guarantee are expressly set forth in the Indenture. Reference is hereby made to the Indenture for the precise terms of the obligations of the Guarantor, which are incorporated herein by reference.

This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Debt Security to which this Guarantee is endorsed shall have been executed manually electronically or by facsimile by the Trustee.

This Guarantee will be governed by and interpreted in accordance with the law of the State of New York. The Guarantor has agreed that any action arising out of or based upon the Debt Securities may be instituted in any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York, and has irrevocably submitted to the non-exclusive jurisdiction of any such court in any such action. The Guarantor has irrevocably appointed TSMC North America as its agent upon which process may be served in any such action. To the extent that the Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Guarantor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under the Indenture, the Debt Securities or the Guarantee.

[Signature Page Follows]

Annex B - 18

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed as of .

TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED, as Guarantor

By:
Name:
Title:

Annex B - 19

ANNEX C

[FORM OF FACE OF GLOBAL SECURITY]

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL DEBT SECURITIES REPRESENTED HEREBY IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

THE SECURITY EVIDENCED HEREBY MAY BE PURCHASED AND TRANSFERRED ONLY IN DENOMINATIONS OF US$200,000 AND INTEGRAL MULTIPLES OF US$1,000 IN EXCESS THEREOF.

TSMC ARIZONA CORPORATION

REGISTERED GLOBAL DEBT SECURITY

representing

US$

COMMON CODE NO.

CUSIP NO.

ISIN NO.

3.125% Notes Due 2041

TSMC ARIZONA CORPORATION (the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of              UNITED STATES DOLLARS (US$            ) or such amount as shall be the outstanding principal amount hereof on October 25, 2041, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Issuer further unconditionally promises to pay interest in arrears on April 25 and October 25 of each year (each an “Interest Payment Date”), commencing April 25, 2022 on any outstanding portion of the unpaid principal amount hereof at 3.125% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from October 25, 2021 until payment of said principal sum has been made or duly provided for. This is a Global Security (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as holder of record of this Debt Security (as that term is defined in the Indenture referred to below), shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The statements in the legend set forth above are an integral part of the terms of this Debt Security and by acceptance hereof each Holder of this security (the “Holder”) agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Annex C - 1

This Global Security is issued in respect of an issue of US$1,000,000,000 principal amount of 3.125% Notes Due 2041 of the Issuer and is governed by (i) the Indenture, dated as of October 18, 2021 (the “Indenture”) by and among the Issuer, Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”) and Citibank, N.A., as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Debt Securities set forth in Exhibit C to the Indenture (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Issuer for this Global Security, the terms of which are incorporated herein by reference. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms.

Upon any exchange of all or a portion of this Global Security for Certificated Debt Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

Annex C - 2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

TSMC ARIZONA CORPORATION

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

CITIBANK, N.A., as Trustee

By

Annex C - 3

Schedule A: Schedule of Exchanges of Interests in the Global Security

The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Increase or Decrease	Signature of authorized officer of Trustee or Custodian

Annex C - 4

[FORM OF REVERSE OF DEBT SECURITY]

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1. General. (a) This Debt Security is one of a duly authorized Series of Debt Securities of TSMC Arizona Corporation (the “Issuer”), designated as its US$1,000,000,000 3.125% Notes Due 2041 (each Debt Security of this Series a “Debt Security,” and collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to the Indenture, dated as of October 18, 2021 by and among the Issuer, Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”), and Citibank, N.A., as Trustee (the “Trustee”), as amended from time to time (the “Indenture”). The holders of the Debt Securities (the “Holders”) will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture. In the event of any conflict between the provisions of the Indenture and the provisions of the Terms contained in this Debt Security, the Terms contained in this Debt Security will control.

(b) The Debt Securities will (i) constitute senior unsecured obligations of the Issuer; (ii) at all times rank pari passu and without any preference or priority among themselves and at least equally with all other present and future senior unsecured obligations of the Issuer, except as may be required by mandatory provisions of law; (iii) be senior in right of payment to all future subordinated obligations of the Issuer; and (iv) be effectively subordinated to secured obligations of the Issuer, to the extent of the assets serving as security therefor. All amounts payable under the Debt Securities are backed by the full faith and credit of the Issuer.

(c) The Debt Securities are in fully registered form, without coupons. Debt Securities may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

2. Payments. (a) Principal of the Debt Securities will be payable against surrender of the Debt Securities at the specified office of the Paying Agent located at c/o 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust—TSMC Arizona Corporation or, subject to applicable laws and regulations, at the office outside of the United States of a Paying Agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest (including Additional Amounts (as defined below)) on Debt Securities will be made to the Persons in whose name the Debt Securities are registered at the end of the fifteenth day preceding the date on which interest is to be paid (each, a “Record Date”), whether or not such day is a New York Business Day, notwithstanding the cancellation of the Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such interest Payment Date; provided that if and to the extent the Issuer shall default in the payment of the interest due on such interest Payment Date, such defaulted interest plus, to the extent lawful, interest payable on the defaulted interest, shall be paid to the Persons in whose names the Debt Securities are registered as of a subsequent record date established by the Issuer by notice, as provided in Paragraph 10 of the Terms, by or on behalf of the Issuer to the Holders not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on Certificated Securities will be made (i) by the Issuer if it acts as its own Paying Agent, by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City.

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(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts), on the Debt Securities shall not be a New York Business Day, then payment of principal or interest (including Additional Amounts) need not be made on such date at the relevant place of payment but may be made on the next succeeding New York Business Day. Any payment made on a date other than the date on which such payment is due as set forth herein shall have the same force and effect as if made on the date on which such payment is due, and no interest shall accrue for the period after such date.

(c) Interest in respect of any period of less than one year shall be calculated on the basis of a 360-day year of twelve 30-day months.

(d) Subject to applicable law, all monies paid by or on behalf of the Issuer to the Trustee or to any Paying Agent for payment of the principal of, or interest (including Additional Amounts) on, any Debt Security and not applied but remaining unclaimed for five years after the date upon which such amount shall have become due and payable shall, at the option of the Issuer or the Guarantor, be repaid to or for the account of the Issuer by the Trustee or such Paying Agent, the receipt of such repayment to be confirmed promptly in writing by or on behalf of the Issuer. The Holder or Holders of such Debt Security or Securities shall thereafter look only to the Issuer for the payment that such Holder may be entitled to collect, and all liability of the Trustee or such Paying Agent with respect to such monies shall thereupon cease.

(e) If the Issuer at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on, the Debt Securities, the Issuer will pay interest on the amount in default (to the extent permitted by law in the case of interest on defaulted interest), calculated for each day until paid, at the rate of 3.125% per annum, together with Additional Amounts, if applicable.

3. Payment of Additional Amounts. (a) All payments of principal, premium and interest made by the Issuer in respect of the Debt Securities of any Series or the Guarantor in respect of the Guarantees will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges of whatever nature (“Taxes”) imposed or levied by or on behalf of the R.O.C., the U.S., or any political subdivision thereof or any authority therein having power to tax (a “Relevant Jurisdiction”), unless such withholding or deduction of such Taxes is required by law or by regulation. If the Issuer or the Guarantor (or their Paying Agent is) is required to make such withholding or deduction, the Issuer or the Guarantor, as applicable, will withhold such Taxes and pay them to the relevant government authority, and the Issuer or the Guarantor, as applicable, will pay such additional amounts in respect of Taxes as will result (i) with respect to the Issuer, in the receipt by the Holders or beneficial owners of the Debt Securities of such Series of such amounts as would have been received by such Holders or beneficial owners had no such withholding or deduction of such Taxes been required or (ii) with respect to the Guarantor, in the receipt by the Holders or beneficial owners of the Debt Securities of such Series of such amounts as would have been received by such Holders or beneficial owners in respect of payments under the related Guarantee had no such withholding or deduction of such Taxes been required (such additional amounts payable by the Issuer or the Guarantor, the “Additional Amounts”), except that no such Additional Amounts shall be payable:

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(i) in respect of any such Taxes that would not have been imposed, deducted or withheld but for the existence of any connection (whether present or former) between the Holder or beneficial owner of a Debt Security and any Relevant Jurisdiction other than merely holding such Debt Security or receiving principal or interest in respect thereof (including such Holder or beneficial owner being or having been a national, domiciliary or resident of such Relevant Jurisdiction or treated as a resident thereof or being or having been physically present or engaged in a trade or business therein or having currently or having had a permanent establishment therein);

(ii) to the extent that any Taxes with respect to a Debt Security would not have been so imposed or levied but for the fact that, where presentation is required in order to receive payment, the applicable Debt Security or Guarantees were presented more than 30 days after the date on which such payment became due and payable or the date on which payment thereof provided for and notice thereof given to the Holders of the Debt Securities, whichever is later, except to the extent that the Holder or beneficiary thereof would have been entitled to such Additional Amounts on presenting the same for payment on the last day of such 30-day period;

(iii) in respect of any failure of the Holder or beneficial owner of a Debt Security or a Guarantee to comply with a timely request of the Issuer or the Guarantor, as applicable, addressed to the Holder or beneficial owner to provide information concerning such Holder’s or beneficial owner’s nationality, residence, identity or connection with any Relevant Jurisdiction, if and to the extent that due and timely compliance with such request is required under the tax laws, statutes, treaties, regulations or administrative practices of any Relevant Jurisdiction in order to reduce or eliminate any withholding or deduction as to which Additional Amounts would have otherwise been payable to such Holder or beneficial owner;

(iv) in respect of any Taxes imposed as a result of any Debt Security or a Guarantee being presented for payment (where presentation is required) in the Relevant Jurisdiction, unless any such Debt Security or such Guarantee, as applicable, could not have been presented for payment elsewhere;

(v) in respect of any estate, inheritance, gift, sales, transfer, personal property or similar Taxes;

(vi) to any Holder of a Debt Security or beneficiary of a Guarantee that is a fiduciary, partnership or Person other than the sole beneficial owner of any payment to the extent that such payment would be required to be included in the income under the laws of a Relevant Jurisdiction, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, or a member of that partnership or a beneficial owner who would not have been entitled to such Additional Amounts had that beneficiary, settlor, partner or beneficial owner been the Holder thereof;

(vii) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note or Guarantee being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid U.S. federal income tax;

(viii) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note or Guarantee being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Internal Revenue Code of 1986 (the “Code”), or any successor provision, of the Issuer;

(ix) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(x) in respect of any Taxes imposed by reason of the failure of the holder or beneficial owner of a Note, including any intermediary that holds a Note, to fulfill the statement requirements of section 871(h) or section 881(c) of the Code or any successor provision;

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(xi) in respect of any Taxes imposed pursuant to section 871(h)(6) or section 881(c)(6) of the Code (or any successor provisions);

(xii) in respect of any Taxes that are payable otherwise than by deduction or withholding from payments on or in respect of any Debt Securities or Guarantees; or

(xiii) in the case of any combination of the above listed items.

(b) In addition, any amounts to be paid on the Debt Securities will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and no additional amounts will be required to be paid on account of any such deduction or withholding.

(c) In the event that any withholding or deduction for or on account of any Taxes is required in respect of any payment of principal of or interest on the Debt Securities of any Series or any payment under the related Guarantee, at least five New York Business Days prior to the date of such payment, the Issuer or the Guarantor, as applicable, will furnish to the Trustee and the Paying Agent, if other than the Trustee, an Officers’ Certificate specifying the amount required to be withheld or deducted on such payment, certifying that the Issuer or the Guarantor, as applicable, shall pay such amounts required to be withheld to the appropriate governmental authority and certifying the fact that the Additional Amounts will be payable and the amounts so payable to each Holder (unless such Additional Amounts are not required to be paid pursuant to the exceptions described above), and that the Issuer or the Guarantor, as applicable, will pay to the Trustee or such Paying Agent the Additional Amounts required to be paid; provided that no such Officers’ Certificate will be required prior to any date of payment of principal of or interest on any such Debt Securities or any such Guarantees, as applicable, if there has been no change with respect to the matters set forth in a prior Officers’ Certificate. The Trustee and each Paying Agent may rely on the fact that any Officers’ Certificate contemplated by this paragraph has not been furnished as evidence of the fact that no withholding or deduction for or on account of any Taxes is required. The Issuer and the Guarantor covenant to indemnify the Trustee and any Paying Agent for and to hold them harmless against any loss, liability or expense reasonably incurred without fraudulent activity, gross negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any such Officers’ Certificate furnished pursuant to this paragraph or on the fact that any Officers’ Certificate contemplated by this paragraph has not been furnished.

(d) Whenever there is mentioned, in any context, the payment of amounts based upon the principal amount of any applicable Debt Securities or of principal, premium or interest in respect of any Debt Securities, such mention shall be deemed to include the payment of Additional Amounts provided for in the Indenture, to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the Indenture.

(e) The foregoing provisions of (a), (b), (c) and (d) of this paragraph 3 shall apply in the same manner with respect to the jurisdiction in which any successor Person to the Issuer or the Guarantor is organized or resident for tax purposes or any authority therein or thereof having the power to tax (a “Successor Jurisdiction”), substituting such Successor Jurisdiction for the applicable Relevant Jurisdiction.

(f) The Issuer’s and the Guarantor’s respective obligations to make payments of Additional Amounts under the terms and conditions described above in this paragraph 3 will survive any termination, defeasance or discharge of the Indenture.

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4. Tax Redemption. (a) Each Series of Debt Securities may be redeemed at any time, at the option of the Issuer, in whole but not in part, upon notice as described below, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to, but not including, the date fixed for redemption (for the avoidance of doubt, along with Additional Amounts, if any, then due and which will become due on the date fixed for redemption), if (i) as a result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, the applicable Successor Jurisdiction), or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the Issue Date (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to the applicable provisions of the Indenture) (a “Tax Change”), the Issuer or the Guarantor or any such successor Person is, or would be, obligated to pay Additional Amounts upon the next payment of principal or interest in respect of such Debt Securities or the next payment under the relevant Guarantee, as applicable, and (ii) such obligation cannot be avoided by the Issuer or the Guarantor or such successor Person, as applicable, taking reasonable measures available to it.

(b) Prior to the giving of any notice of redemption of a Series of Debt Securities pursuant to of this paragraph 4, the Issuer or the Guarantor or any such successor Person to the Issuer or the Guarantor, as applicable, shall deliver to the Trustee (i) a notice of such redemption election, (ii) an opinion of an Independent Legal Counsel or an opinion of an Independent Tax Consultant to the effect that the Issuer or the Guarantor or any such successor Person is, or would become, obligated to pay such Additional Amounts as the result of a Tax Change and (iii) an Officers’ Certificate of the Issuer or the Guarantor or such successor Person, stating that such amendment or change has occurred, describing the facts leading thereto and stating that such requirement cannot be avoided by the Issuer or the Guarantor or the relevant successor Person, as applicable, taking reasonable measures available to it.

(c) Notice of redemption of a Series of Debt Securities as provided above shall be given to the Holders not less than 10 nor more than 60 days prior to the date fixed for redemption. Notice having been given, the relevant Debt Securities shall become due and payable on the date fixed for redemption and will be paid at the redemption price, together with accrued and unpaid interest, if any, to, but not including, the date fixed for redemption, at the place or places of payment and in the manner specified in the relevant Debt Securities. From and after the redemption date, if moneys for the redemption of such Debt Securities shall have been made available as provided in the Indenture for redemption on the redemption date, such Debt Securities shall cease to bear interest, and the only right of the Holders of such Debt Securities shall be to receive payment of the redemption price and accrued and unpaid interest, if any, to, but not including, the date fixed for redemption. All Debt Securities that are redeemed shall be cancelled.

5. Optional Redemption. The Issuer may, at any time upon giving not less than 10 nor more than 60 days’ notice to Holders of a Series of Debt Securities, redeem such Series of Debt Securities, in whole or in part; provided that the principal amount of any Debt Security remaining Outstanding after redemption in part shall be US$200,000 or an integral multiple of US$1,000 in excess thereof. The redemption price for any Debt Securities to be redeemed prior to the Applicable Par Call Date will be equal to the greater of (i) 100% of the aggregate principal amount of the Debt Securities to be redeemed and (ii) the sum, as determined by the Independent Investment Banker based on the Reference Treasury Dealer Quotations, of the present values of the Remaining Scheduled Payments, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 20 basis points plus, in the case of each of clause (i) or (ii), accrued and unpaid interest thereon to, but not including, the redemption date for such Debt Securities. On or after the Applicable Par Call Date, the redemption price will be equal to 100% of the aggregate principal amount of the relevant Series of Debt Securities to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date for such Debt Securities. Neither the Trustee nor the Paying Agent shall be responsible for verifying or calculating the redemption price payable to Holders of a Debt Security. If only some of the Debt Securities of any Series are to be redeemed, while such Debt Securities are in global form, the Debt Securities of such Series to be redeemed will be selected by the applicable clearing system and/or stock exchange requirements, or while such Debt Securities are in certificated form, by the Trustee on a pro rata basis, by lot or by such method as the Trustee in its sole discretion deems fair and appropriate, unless otherwise required law.

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6. Open Market Purchases. The Issuer or the Guarantor or any of the Guarantor’s Subsidiaries may, in accordance with all applicable laws and regulations, at any time purchase the Debt Securities in the open market or otherwise at any price, so long as such purchase does not otherwise violate the terms of the Indenture. The Debt Securities so purchased, while held by or on behalf of the Issuer or the Guarantor or any of the Guarantor’s Subsidiaries, shall not be deemed to be Outstanding for the purposes of determining whether the Holders of the requisite principal amount of Outstanding Debt Securities of such Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder.

7. [Intentionally omitted]

8. [Intentionally omitted]

9. Events of Default. (a) For each Series of Debt Securities, each of the following is an Event of Default (an “Event of Default”) for such Series of Debt Securities:

(i)

failure to pay principal or premium in respect of any Debt Security of such Series by the due date for such payment, but in the case of technical or administrative difficulties, only if the default continues for a period of two days;

(ii)	failure to pay interest on any Debt Security of such Series within 30 days after the due date for such payment;

(iii)	the Issuer or the Guarantor defaults in the performance of or breaches its obligations under Section 5.1 of the Indenture;

(iv)

the Issuer or the Guarantor defaults in the performance of or breaches any covenant or agreement in the Indenture or under such Series of Debt Securities (other than a default specified in clause (i), (ii) or (iii) above) and such default or breach continues for a period of 90 consecutive days after written notice to the Issuer and the Guarantor, as applicable, by the Trustee or the Holders of 25% or more in aggregate principal amount of such Series of Debt Securities then Outstanding;

(v)

the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or (b) a decree or order adjudging the Issuer or the Guarantor bankrupt or insolvent, or approving as final and nonappealable a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer or the Guarantor under any applicable bankruptcy, insolvency or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or the Guarantor or of any substantial part of their respective property or ordering the winding up or liquidation of their respective affairs (or any similar relief granted under any foreign laws), and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive calendar days;

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(vi)

the commencement by the Issuer or the Guarantor of a voluntary case or proceeding under any applicable state or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief with respect to the Issuer or the Guarantor under any applicable bankruptcy, insolvency or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or the Guarantor or of any substantial part of their respective property pursuant to any such law, or the making by the Issuer or the Guarantor of a general assignment for the benefit of creditors in respect of any indebtedness as a result of an inability to pay such indebtedness as it becomes due, or the admission by the Issuer or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or the Guarantor that resolves to commence any such action; and

(vii)

the relevant Series of Debt Securities, the relevant Guarantee or the Indenture is or becomes or is claimed to be unenforceable, invalid, ceases to be in full force and effect by the Issuer or the Guarantor, as applicable, or is deemed to contravene, breach or violate the laws of any relevant jurisdiction;

provided, however, a default under subparagraph (a)(iv) above will not constitute an Event of Default until the Trustee or the Holders of 25% in aggregate principal amount of the then Outstanding Debt Securities of the relevant Series notify the Issuer and the Guarantor of the default and the Issuer or the Guarantor, as applicable, does not cure such default within the time specified in subparagraph (a)(iv) above after receipt of such notice.

(b) If an Event of Default (other than an Event of Default described in subparagraphs (a)(v) and (vi) above) shall occur and be continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the relevant Series of Debt Securities then Outstanding by written notice to the Issuer and the Guarantor (and to the Trustee if notice is given by the Holders) as provided in the Indenture may or the Trustee acting on the directions of the Holders of at least 25% in aggregate principal amount of the relevant Series of Debt Securities (subject to receipt of indemnity and/or security satisfactory to the Trustee) shall then declare the unpaid principal amount of the Debt Securities of such Series and any accrued and unpaid interest thereon (and any Additional Amounts payable in respect thereof) to be due and payable immediately upon receipt of such notice.

(c) If an Event of Default in subparagraphs (a)(v) or (vi) above shall occur, the unpaid principal amount of all the Debt Securities of such Series then Outstanding and any accrued and unpaid interest thereon will automatically, and without any declaration or other action by the Trustee or any Holder of such Debt Securities, become immediately due and payable.

(d) After a declaration of acceleration but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of at least a Majority in aggregate principal amount of the affected Debt Securities then Outstanding may, subject to Section 15.2, waive all past Defaults and rescind and annul such acceleration if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all Events of Default in respect of such Series of Debt Securities, other than the non-payment of principal, premium, if any, or interest on such Debt Securities that became due solely because of the acceleration of such Debt Securities, have been cured or waived.

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(e) Subject to Section 7.1 of the Indenture, in case an Event of Default of a Series of Debt Securities shall occur and be continuing, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Indenture at the written request, order or direction of any of the Holders of such Debt Securities, unless such Holders shall have instructed in writing and offered to the Trustee security and/or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby. Subject to certain provisions, including those requiring security and/or indemnification of the Trustee, the Holders of a Majority in aggregate principal amount of such Series of Debt Securities then Outstanding will have the right to direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee.

(f) Subject to Section 6.6 of the Indenture, no Holder of any Debt Securities will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, the Debt Securities or the Guarantee, or for the appointment of a receiver or a trustee, or for any other remedy thereunder, unless:

(1) such Holder has previously given to the Trustee written notice of a continuing Event of Default;

(2) the Holders of at least 25% in aggregate principal amount of such Series of Debt Securities then Outstanding have made written request to the Trustee to institute such proceeding;

(3) such Holder or Holders have instructed in writing and offered indemnity and/or security satisfactory to the Trustee against any loss, liability or expense; and

(4) the Trustee has failed to institute such proceeding, and has not received from the Holders of a Majority in aggregate principal amount of such Series of Securities then Outstanding a written direction inconsistent with such request, within 60 days after such notice, request and offer;

provided, however, that these limitations do not apply to a suit instituted by a Holder of a Debt Security for the enforcement of the right to receive payment of the principal of or interest on such Debt Security on or after the applicable due date specified in any such Debt Security. The Trustee shall not be required to expend its funds in following such direction if it does not reasonably believe that reimbursement or indemnity and/or security is assured to it.

10. Replacement, Exchange and Transfer of Securities. (a) Subject to Section 2.8 of the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer will execute, and upon the request of the Issuer, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Issuer and to the Trustee such security and/or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Issuer or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Issuer, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

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(b) Subject to Section 2.6 of the Indenture, and subject to Paragraph 10(e) hereof, a Certificated Security or Securities may be changed for an equal aggregate principal amount of Certificated Securities in different authorized denominations, and a beneficial interest in the Global Security may be exchanged for Certificated Securities in authorized denominations or for a beneficial interest in another Global Security by the Holder or Holders surrendering the Debt Security or Securities for exchange at the specified office of the Transfer Agent or at the office of a Transfer Agent, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) through (i) of the Indenture.

(c) Subject to Section 2.6 of the Indenture, a Certificated Security may be transferred in whole or in a smaller authorized denomination by the Holder or Holders surrendering the Certificated Security for transfer at the office of the Transfer Agent accompanied by an executed instrument of transfer substantially as set forth in Exhibit G to the Indenture.

(d) The costs and expenses of effecting any transfer, registration or exchange pursuant to this Paragraph 10 will be borne by the Issuer, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder.

(e) The Transfer Agent may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of 15 days preceding the due date for any payment of principal of or interest on the Debt Securities.

11. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

12. Paying Agents; Transfer Agents; Registrar. The Issuer has initially appointed the Paying Agent, Transfer Agent and Registrar listed at the end of this Debt Security. The Issuer may at any time appoint additional or other Paying Agents, Transfer Agents and Registrars and terminate the appointment of those or any Paying Agent, Transfer Agent and Registrar, provided that while the Debt Securities are Outstanding the Issuer will maintain (i) a Paying Agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar.

For so long as this Series of Debt Securities are listed on the SGX-ST and the rules of the SGX-ST so require, the Issuer shall appoint and maintain a Paying Agent in Singapore, where this Series of Debt Securities may be presented or surrendered for payment or redemption, in the event that a Global Security is exchanged for Certificated Securities. In addition, in the event that a Global Security is exchanged for Certificated Securities, an announcement of such exchange shall be made by or on behalf of the Issuer through the SGX-ST and such announcement will include all material information with respect to the delivery of the Certificated Securities, including details of the Paying Agent in Singapore.

13. Enforcement. Except as provided in Section 6.6 of the Indenture, no Holder of any Debt Securities shall have any right by virtue of or by availing itself of any provision of the Indenture or the Debt Securities to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or the Debt Securities, or for any other remedy hereunder or under the Securities, unless (a) such Holder previously shall have given to the Trustee written notice of Default and of the continuance thereof with respect to the Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of the Debt Securities shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity and/or security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or security shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.8 of the Indenture, it being understood and intended, and being expressly covenanted by every Holder of Debt Securities with every other Holder of Debt Securities and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities, except in the manner herein provided and for the equal, ratable and common benefit of all Holders. The Trustee shall not be required to expend its funds in following such direction if it does not reasonably believe that reimbursement or indemnity and/or security is assured to it. For the protection and enforcement of this paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Annex C - 13

14. Notices. All notices or demands required or permitted by the terms of the Debt Securities or the Indenture to be given by the Holders of the Debt Securities are required to be in writing and may be given or served by being sent by prepaid courier or first-class mail, if intended for the Issuer or the Guarantor, addressed to the Issuer or the Guarantor, as applicable, if intended for the Trustee, at the Corporate Trust Office of the Trustee.

Any notices required to be given to the Holders of the Debt Securities will be given to DTC, as the registered holder of the Global Securities. In the event that the Global Securities are exchanged for individual Debt Securities in certificated form, notices to Holders of the Debt Securities will be sent by prepaid courier or first-class mail addressed to such Holder at such Holder’s last address as it appears in the Register.

15. Further Issues of Securities. The Issuer may, from time to time, without the consent of the Holders of the Debt Securities, create and issue further securities having the same terms and conditions as this Series of Debt Securities in all respects (or in all respects except for the Issue Date, the issue price, the first payment of interest on them and, to the extent necessary, certain temporary securities law transfer restrictions). Additional Securities issued in this manner will be consolidated with the previously Outstanding Debt Securities of the relevant Series to constitute a single Series of Debt Securities. The Issuer may only issue any Additional Securities with the same CUSIP number as the Debt Securities issued hereunder if such further issuance would be treated as part of the same “issue” as the Securities issued hereunder within the meaning of United States Treasury regulation section 1.1275-1(f) or 1.1275-2(k) or would otherwise be fungible with the relevant Series of Debt Securities issued hereunder for United States federal income tax purposes.

16. No Sinking Fund. These Debt Securities will not be subject to any sinking fund.

17. Authentication. These Debt Securities shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or the Registrar.

18. Governing Law. (a) These Debt Securities will be governed by and interpreted in accordance with the law of the State of New York.

(b) The Issuer has agreed that any action arising out of or based upon the Securities may be instituted in any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York, and has irrevocably submitted to the non-exclusive jurisdiction of any such court in any such action. The Issuer has irrevocably appointed TSMC North America as its agent upon which process may be served in any such action.

(c) To the extent that the Issuer has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Issuer hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its Obligations under the Indenture or these Debt Securities.

Annex C - 14

19. Currency Indemnity. To the fullest extent permitted by law, the obligations of the Issuer or the Guarantor to any Holder of Debt Securities under this Indenture or the Debt Securities or the Guarantees, as the case may be, shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than U.S. dollars (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder or the Trustee, as the case may be, of any amount in the Judgment Currency, as, in accordance with normal banking procedures Agreement Currency may be purchased with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder or the Trustee, as the case may be, in the Agreement Currency, the Issuer and the Guarantor agree, as a separate obligation and notwithstanding such judgment, to pay the difference and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder or the Trustee, as the case may be, agrees to pay to or for the account of the Issuer or the Guarantor such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a Default by the Issuer or the Guarantor in its obligations under the Indenture or the relevant Series of Debt Securities or the related Guarantee has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

20. Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

21. Certain Definitions.

“Applicable Par Call Date” means with respect to a Series of Debt Securities, the date specified in the Reverse of Debt Securities (Terms and Conditions of the Debt Securities) for such Debt Securities.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the Remaining Term of the applicable Debt Securities to be redeemed pursuant to paragraph 5 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Term of such Debt Securities.

“Comparable Treasury Price” means, with respect to any redemption date as described under paragraph 5, (1) the arithmetic average of the applicable Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Issuer obtains fewer than four applicable Reference Treasury Dealer Quotations, the arithmetic average of all applicable Reference Treasury Dealer Quotations for such redemption date.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer from time to time to act in such capacity.

“Issue Date” means October 25, 2021.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States of America.

“Reference Treasury Dealer” means (1) Goldman Sachs International and its successors; provided, however, that if Goldman Sachs International and its successors cease to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer and (2) any other Primary Treasury Dealers selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third New York Business Day preceding such redemption date.

Annex C - 15

“Remaining Scheduled Payments” means, with respect to any Debt Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption (assuming such Debt Security matured on the Applicable Par Call Date); provided, however, that, if such redemption date is not an Interest Payment Date with respect to such Debt Security, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

“Remaining Term” means, with respect to any Debt Security to be redeemed pursuant to paragraph 5, the period from the relevant redemption date to the Applicable Par Call Date.

“Treasury Rate” means, with respect to any redemption date as described under paragraph 5, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third New York Business Day immediately preceding that redemption date) of the applicable Comparable Treasury Issue. In determining this rate, the Issuer will assume a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such redemption date.

Paying Agent(s): Citibank, N.A.

Transfer Agent(s): Citibank, N.A.

Registrars: Citibank, N.A.

Annex C - 16

[FORM OF GUARANTEE]

This GUARANTEE is made as of              by Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”) in respect of the Debt Securities (as hereinafter defined) of TSMC Arizona Corporation (the “Issuer”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

WHEREAS, the Issuer has proposed to issue US$1,000,000,000 3.125% Notes Due 2041 (each Debt Security of this Series a “Debt Security” and, collectively, the “Debt Securities”) pursuant to an Indenture (the “Indenture”) dated as of October 18, 2021, between the Issuer, the Guarantor and Citibank, N.A., as Trustee (the “Trustee”);

WHEREAS, the Guarantor has agreed to issue this guarantee (the “Guarantee”) for the purpose of guaranteeing to the Holder of the Securities upon which this Guarantee is endorsed (the “Holder”), upon the terms and conditions hereinafter set forth, the performance by the Issuer of its Obligations to make payments with respect to principal of, premium, if any, interest and Additional Amounts, if any, on the Securities;

NOW, THEREFORE, for value received, the Guarantor hereby agrees as follows:

The Guarantor hereby fully, unconditionally and irrevocably guarantees to the Holder of the Debt Securities upon which this Guarantee is endorsed and to the Trustee and its successors and assigns, that:

(i)

the principal of, and premium, if any, and interest on (including any Additional Amounts payable in respect thereof), on the Debt Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, acceleration, redemption or otherwise;

(ii)

all other Obligations of the Issuer to the Holders and the Trustee under the Indenture or under the Debt Securities for payment will be promptly paid in full and performed, all in accordance with the terms of the Indenture and under the Debt Securities; and

(iii)

in case of any extension of time of payment or renewal of any Debt Securities or any of such other Obligations for payment, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at Stated Maturity, by acceleration, redemption or otherwise.

If the Issuer fails to pay a guaranteed amount when due, for whatever reason, the Guarantor shall be obligated to pay such amount before failure to pay becomes an Event of Default, without the necessity of action by any Holder of a Debt Security or the Trustee. All payments made under this Guarantee shall be made in the currency of the guaranteed obligation.

The Guarantor hereby agrees that its obligations to make payments hereunder shall be absolute and unconditional, irrespective of, and unaffected by any invalidity, irregularity or unenforceability of any Debt Security or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any action to enforce the same, any increase, reduction or other change in, or discontinuance of, the terms of the Securities, any extensions of time or other indulgences granted to the Issuer or any other Persons, or any other circumstances which might otherwise constitute a legal or equitable discharge or defence of the Guarantor (other than the defence of payment).

The Guarantor hereby waives the effects of all of the events described in Section 11.1(d) of the Indenture and agrees that the occurrence of any one or more of the events shall not alter or impair the liability of the Guarantor hereunder, in each case, to the extent permitted by law.

Annex C - 17

The Guarantor further agrees that its Guarantee herein will continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any of the Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Issuer or otherwise.

The Guarantor agrees that it will not be entitled to any right of subrogation in respect of any Guaranteed Obligations until payment in full in cash in U.S. dollars, U.S. Government Obligations, or a combination of cash in U.S. dollars and U.S. Government Obligations of all Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full in cash in U.S. dollars, U.S. Government Obligations, or a combination of cash in U.S. dollars and U.S. Government Obligations, such amount shall be held by the Guarantor in trust for the Trustee and the Holders, segregated from other funds of the Guarantor, and will, forthwith upon receipt by the Guarantor, be turned over to the Trustee in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Trustee, if required), to be applied against the Obligations.

The Guarantor hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation and issuance of this Guarantee, and to constitute the same the valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with the applicable laws of the State of New York.

The obligations of the Guarantor to the Holders and to the Trustee pursuant to this Guarantee are expressly set forth in the Indenture. Reference is hereby made to the Indenture for the precise terms of the obligations of the Guarantor, which are incorporated herein by reference.

This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Debt Security to which this Guarantee is endorsed shall have been executed manually electronically or by facsimile by the Trustee.

This Guarantee will be governed by and interpreted in accordance with the law of the State of New York. The Guarantor has agreed that any action arising out of or based upon the Debt Securities may be instituted in any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York, and has irrevocably submitted to the non-exclusive jurisdiction of any such court in any such action. The Guarantor has irrevocably appointed TSMC North America as its agent upon which process may be served in any such action. To the extent that the Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Guarantor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under the Indenture, the Debt Securities or the Guarantee.

[Signature Page Follows]

Annex C - 18

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed as of .

TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED, as Guarantor

By:
Name:
Title:

Annex C - 19

ANNEX D

[FORM OF FACE OF GLOBAL SECURITY]

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL DEBT SECURITIES REPRESENTED HEREBY IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

THE SECURITY EVIDENCED HEREBY MAY BE PURCHASED AND TRANSFERRED ONLY IN DENOMINATIONS OF US$200,000 AND INTEGRAL MULTIPLES OF US$1,000 IN EXCESS THEREOF.

TSMC ARIZONA CORPORATION

REGISTERED GLOBAL DEBT SECURITY

representing

US$

COMMON CODE NO.
CUSIP NO.
ISIN NO.

3.250% Notes Due 2051

TSMC ARIZONA CORPORATION (the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of              UNITED STATES DOLLARS (US$            ) or such amount as shall be the outstanding principal amount hereof on October 25, 2051, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Issuer further unconditionally promises to pay interest in arrears on April 25 and October 25 of each year (each an “Interest Payment Date”), commencing April 25, 2022 on any outstanding portion of the unpaid principal amount hereof at 3.250% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from October 25, 2021 until payment of said principal sum has been made or duly provided for. This is a Global Security (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as holder of record of this Debt Security (as that term is defined in the Indenture referred to below), shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The statements in the legend set forth above are an integral part of the terms of this Debt Security and by acceptance hereof each Holder of this security (the “Holder”) agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Annex D - 1

This Global Security is issued in respect of an issue of US$1,000,000,000 principal amount of 3.250% Notes Due 2051 of the Issuer and is governed by (i) the Indenture, dated as of October 18, 2021 (the “Indenture”) by and among the Issuer, Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”) and Citibank, N.A., as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Debt Securities set forth in Exhibit C to the Indenture (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Issuer for this Global Security, the terms of which are incorporated herein by reference. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms.

Upon any exchange of all or a portion of this Global Security for Certificated Debt Securities in accordance with the Indenture, this Global Security shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

Annex D - 2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

TSMC ARIZONA CORPORATION

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

CITIBANK, N.A., as Trustee

By

Annex D - 3

Schedule A: Schedule of Exchanges of Interests in the Global Security

The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Increase or Decrease	Signature of authorized officer of Trustee or Custodian

Annex D - 4

[FORM OF REVERSE OF DEBT SECURITY]

TERMS AND CONDITIONS OF THE DEBT SECURITIES

1. General. (a) This Debt Security is one of a duly authorized Series of Debt Securities of TSMC Arizona Corporation (the “Issuer”), designated as its US$1,000,000,000 3.250% Notes Due 2051 (each Debt Security of this Series a “Debt Security,” and collectively, the “Debt Securities”), and issued or to be issued in one or more Series pursuant to the Indenture, dated as of October 18, 2021 by and among the Issuer, Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”), and Citibank, N.A., as Trustee (the “Trustee”), as amended from time to time (the “Indenture”). The holders of the Debt Securities (the “Holders”) will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Debt Security but not defined herein shall have the meanings assigned to them in the Indenture. In the event of any conflict between the provisions of the Indenture and the provisions of the Terms contained in this Debt Security, the Terms contained in this Debt Security will control.

(b) The Debt Securities will (i) constitute senior unsecured obligations of the Issuer; (ii) at all times rank pari passu and without any preference or priority among themselves and at least equally with all other present and future senior unsecured obligations of the Issuer, except as may be required by mandatory provisions of law; (iii) be senior in right of payment to all future subordinated obligations of the Issuer; and (iv) be effectively subordinated to secured obligations of the Issuer, to the extent of the assets serving as security therefor. All amounts payable under the Debt Securities are backed by the full faith and credit of the Issuer.

(c) The Debt Securities are in fully registered form, without coupons. Debt Securities may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Debt Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Debt Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Debt Security regardless of any notice of ownership, theft, loss or any writing thereon.

2. Payments. (a) Principal of the Debt Securities will be payable against surrender of the Debt Securities at the specified office of the Paying Agent located at c/o 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust—TSMC Arizona Corporation or, subject to applicable laws and regulations, at the office outside of the United States of a Paying Agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest (including Additional Amounts (as defined below)) on Debt Securities will be made to the Persons in whose name the Debt Securities are registered at the end of the fifteenth day preceding the date on which interest is to be paid (each, a “Record Date”), whether or not such day is a New York Business Day, notwithstanding the cancellation of the Debt Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such interest Payment Date; provided that if and to the extent the Issuer shall default in the payment of the interest due on such interest Payment Date, such defaulted interest plus, to the extent lawful, interest payable on the defaulted interest, shall be paid to the Persons in whose names the Debt Securities are registered as of a subsequent record date established by the Issuer by notice, as provided in Paragraph 10 of the Terms, by or on behalf of the Issuer to the Holders not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Payment of interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on Certificated Securities will be made (i) by the Issuer if it acts as its own Paying Agent, by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Security will be made by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City.

Annex D - 5

(b) In any case where the date of payment of the principal of, or interest (including Additional Amounts), on the Debt Securities shall not be a New York Business Day, then payment of principal or interest (including Additional Amounts) need not be made on such date at the relevant place of payment but may be made on the next succeeding New York Business Day. Any payment made on a date other than the date on which such payment is due as set forth herein shall have the same force and effect as if made on the date on which such payment is due, and no interest shall accrue for the period after such date.

(c) Interest in respect of any period of less than one year shall be calculated on the basis of a 360-day year of twelve 30-day months.

(d) Subject to applicable law, all monies paid by or on behalf of the Issuer to the Trustee or to any Paying Agent for payment of the principal of, or interest (including Additional Amounts) on, any Debt Security and not applied but remaining unclaimed for five years after the date upon which such amount shall have become due and payable shall, at the option of the Issuer or the Guarantor, be repaid to or for the account of the Issuer by the Trustee or such Paying Agent, the receipt of such repayment to be confirmed promptly in writing by or on behalf of the Issuer. The Holder or Holders of such Debt Security or Securities shall thereafter look only to the Issuer for the payment that such Holder may be entitled to collect, and all liability of the Trustee or such Paying Agent with respect to such monies shall thereupon cease.

(e) If the Issuer at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on, the Debt Securities, the Issuer will pay interest on the amount in default (to the extent permitted by law in the case of interest on defaulted interest), calculated for each day until paid, at the rate of 3.250% per annum, together with Additional Amounts, if applicable.

3. Payment of Additional Amounts. (a) All payments of principal, premium and interest made by the Issuer in respect of the Debt Securities of any Series or the Guarantor in respect of the Guarantees will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges of whatever nature (“Taxes”) imposed or levied by or on behalf of the R.O.C., the U.S., or any political subdivision thereof or any authority therein having power to tax (a “Relevant Jurisdiction”), unless such withholding or deduction of such Taxes is required by law or by regulation. If the Issuer or the Guarantor (or their Paying Agent is) is required to make such withholding or deduction, the Issuer or the Guarantor, as applicable, will withhold such Taxes and pay them to the relevant government authority, and the Issuer or the Guarantor, as applicable, will pay such additional amounts in respect of Taxes as will result (i) with respect to the Issuer, in the receipt by the Holders or beneficial owners of the Debt Securities of such Series of such amounts as would have been received by such Holders or beneficial owners had no such withholding or deduction of such Taxes been required or (ii) with respect to the Guarantor, in the receipt by the Holders or beneficial owners of the Debt Securities of such Series of such amounts as would have been received by such Holders or beneficial owners in respect of payments under the related Guarantee had no such withholding or deduction of such Taxes been required (such additional amounts payable by the Issuer or the Guarantor, the “Additional Amounts”), except that no such Additional Amounts shall be payable:

Annex D - 6

(i) in respect of any such Taxes that would not have been imposed, deducted or withheld but for the existence of any connection (whether present or former) between the Holder or beneficial owner of a Debt Security and any Relevant Jurisdiction other than merely holding such Debt Security or receiving principal or interest in respect thereof (including such Holder or beneficial owner being or having been a national, domiciliary or resident of such Relevant Jurisdiction or treated as a resident thereof or being or having been physically present or engaged in a trade or business therein or having currently or having had a permanent establishment therein);

(ii) to the extent that any Taxes with respect to a Debt Security would not have been so imposed or levied but for the fact that, where presentation is required in order to receive payment, the applicable Debt Security or Guarantees were presented more than 30 days after the date on which such payment became due and payable or the date on which payment thereof provided for and notice thereof given to the Holders of the Debt Securities, whichever is later, except to the extent that the Holder or beneficiary thereof would have been entitled to such Additional Amounts on presenting the same for payment on the last day of such 30-day period;

(iii) in respect of any failure of the Holder or beneficial owner of a Debt Security or a Guarantee to comply with a timely request of the Issuer or the Guarantor, as applicable, addressed to the Holder or beneficial owner to provide information concerning such Holder’s or beneficial owner’s nationality, residence, identity or connection with any Relevant Jurisdiction, if and to the extent that due and timely compliance with such request is required under the tax laws, statutes, treaties, regulations or administrative practices of any Relevant Jurisdiction in order to reduce or eliminate any withholding or deduction as to which Additional Amounts would have otherwise been payable to such Holder or beneficial owner;

(iv) in respect of any Taxes imposed as a result of any Debt Security or a Guarantee being presented for payment (where presentation is required) in the Relevant Jurisdiction, unless any such Debt Security or such Guarantee, as applicable, could not have been presented for payment elsewhere;

(v) in respect of any estate, inheritance, gift, sales, transfer, personal property or similar Taxes;

(vi) to any Holder of a Debt Security or beneficiary of a Guarantee that is a fiduciary, partnership or Person other than the sole beneficial owner of any payment to the extent that such payment would be required to be included in the income under the laws of a Relevant Jurisdiction, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, or a member of that partnership or a beneficial owner who would not have been entitled to such Additional Amounts had that beneficiary, settlor, partner or beneficial owner been the Holder thereof;

(vii) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note or Guarantee being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid U.S. federal income tax;

(viii) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note or Guarantee being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Internal Revenue Code of 1986 (the “Code”), or any successor provision, of the Issuer;

(ix) in respect of any Taxes imposed as a result of the holder or beneficial owner of a Note being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(x) in respect of any Taxes imposed by reason of the failure of the holder or beneficial owner of a Note, including any intermediary that holds a Note, to fulfill the statement requirements of section 871(h) or section 881(c) of the Code or any successor provision;

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(xi) in respect of any Taxes imposed pursuant to section 871(h)(6) or section 881(c)(6) of the Code (or any successor provisions);

(xii) in respect of any Taxes that are payable otherwise than by deduction or withholding from payments on or in respect of any Debt Securities or Guarantees; or

(xiii) in the case of any combination of the above listed items.

(b) In addition, any amounts to be paid on the Debt Securities will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and no additional amounts will be required to be paid on account of any such deduction or withholding.

(c) In the event that any withholding or deduction for or on account of any Taxes is required in respect of any payment of principal of or interest on the Debt Securities of any Series or any payment under the related Guarantee, at least five New York Business Days prior to the date of such payment, the Issuer or the Guarantor, as applicable, will furnish to the Trustee and the Paying Agent, if other than the Trustee, an Officers’ Certificate specifying the amount required to be withheld or deducted on such payment, certifying that the Issuer or the Guarantor, as applicable, shall pay such amounts required to be withheld to the appropriate governmental authority and certifying the fact that the Additional Amounts will be payable and the amounts so payable to each Holder (unless such Additional Amounts are not required to be paid pursuant to the exceptions described above), and that the Issuer or the Guarantor, as applicable, will pay to the Trustee or such Paying Agent the Additional Amounts required to be paid; provided that no such Officers’ Certificate will be required prior to any date of payment of principal of or interest on any such Debt Securities or any such Guarantees, as applicable, if there has been no change with respect to the matters set forth in a prior Officers’ Certificate. The Trustee and each Paying Agent may rely on the fact that any Officers’ Certificate contemplated by this paragraph has not been furnished as evidence of the fact that no withholding or deduction for or on account of any Taxes is required. The Issuer and the Guarantor covenant to indemnify the Trustee and any Paying Agent for and to hold them harmless against any loss, liability or expense reasonably incurred without fraudulent activity, gross negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any such Officers’ Certificate furnished pursuant to this paragraph or on the fact that any Officers’ Certificate contemplated by this paragraph has not been furnished.

(d) Whenever there is mentioned, in any context, the payment of amounts based upon the principal amount of any applicable Debt Securities or of principal, premium or interest in respect of any Debt Securities, such mention shall be deemed to include the payment of Additional Amounts provided for in the Indenture, to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the Indenture.

(e) The foregoing provisions of (a), (b), (c) and (d) of this paragraph 3 shall apply in the same manner with respect to the jurisdiction in which any successor Person to the Issuer or the Guarantor is organized or resident for tax purposes or any authority therein or thereof having the power to tax (a “Successor Jurisdiction”), substituting such Successor Jurisdiction for the applicable Relevant Jurisdiction.

(f) The Issuer’s and the Guarantor’s respective obligations to make payments of Additional Amounts under the terms and conditions described above in this paragraph 3 will survive any termination, defeasance or discharge of the Indenture.

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4. Tax Redemption. (a) Each Series of Debt Securities may be redeemed at any time, at the option of the Issuer, in whole but not in part, upon notice as described below, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to, but not including, the date fixed for redemption (for the avoidance of doubt, along with Additional Amounts, if any, then due and which will become due on the date fixed for redemption), if (i) as a result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, the applicable Successor Jurisdiction), or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the Issue Date (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to the applicable provisions of the Indenture) (a “Tax Change”), the Issuer or the Guarantor or any such successor Person is, or would be, obligated to pay Additional Amounts upon the next payment of principal or interest in respect of such Debt Securities or the next payment under the relevant Guarantee, as applicable, and (ii) such obligation cannot be avoided by the Issuer or the Guarantor or such successor Person, as applicable, taking reasonable measures available to it.

(b) Prior to the giving of any notice of redemption of a Series of Debt Securities pursuant to of this paragraph 4, the Issuer or the Guarantor or any such successor Person to the Issuer or the Guarantor, as applicable, shall deliver to the Trustee (i) a notice of such redemption election, (ii) an opinion of an Independent Legal Counsel or an opinion of an Independent Tax Consultant to the effect that the Issuer or the Guarantor or any such successor Person is, or would become, obligated to pay such Additional Amounts as the result of a Tax Change and (iii) an Officers’ Certificate of the Issuer or the Guarantor or such successor Person, stating that such amendment or change has occurred, describing the facts leading thereto and stating that such requirement cannot be avoided by the Issuer or the Guarantor or the relevant successor Person, as applicable, taking reasonable measures available to it.

(c) Notice of redemption of a Series of Debt Securities as provided above shall be given to the Holders not less than 10 nor more than 60 days prior to the date fixed for redemption. Notice having been given, the relevant Debt Securities shall become due and payable on the date fixed for redemption and will be paid at the redemption price, together with accrued and unpaid interest, if any, to, but not including, the date fixed for redemption, at the place or places of payment and in the manner specified in the relevant Debt Securities. From and after the redemption date, if moneys for the redemption of such Debt Securities shall have been made available as provided in the Indenture for redemption on the redemption date, such Debt Securities shall cease to bear interest, and the only right of the Holders of such Debt Securities shall be to receive payment of the redemption price and accrued and unpaid interest, if any, to, but not including, the date fixed for redemption. All Debt Securities that are redeemed shall be cancelled.

5. Optional Redemption. The Issuer may, at any time upon giving not less than 10 nor more than 60 days’ notice to Holders of a Series of Debt Securities, redeem such Series of Debt Securities, in whole or in part; provided that the principal amount of any Debt Security remaining Outstanding after redemption in part shall be US$200,000 or an integral multiple of US$1,000 in excess thereof. The redemption price for any Debt Securities to be redeemed prior to the Applicable Par Call Date will be equal to the greater of (i) 100% of the aggregate principal amount of the Debt Securities to be redeemed and (ii) the sum, as determined by the Independent Investment Banker based on the Reference Treasury Dealer Quotations, of the present values of the Remaining Scheduled Payments, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 20 basis points plus, in the case of each of clause (i) or (ii), accrued and unpaid interest thereon to, but not including, the redemption date for such Debt Securities. On or after the Applicable Par Call Date, the redemption price will be equal to 100% of the aggregate principal amount of the relevant Series of Debt Securities to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date for such Debt Securities. Neither the Trustee nor the Paying Agent shall be responsible for verifying or calculating the redemption price payable to Holders of a Debt Security. If only some of the Debt Securities of any Series are to be redeemed, while such Debt Securities are in global form, the Debt Securities of such Series to be redeemed will be selected by the applicable clearing system and/or stock exchange requirements, or while such Debt Securities are in certificated form, by the Trustee on a pro rata basis, by lot or by such method as the Trustee in its sole discretion deems fair and appropriate, unless otherwise required law.

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6. Open Market Purchases. The Issuer or the Guarantor or any of the Guarantor’s Subsidiaries may, in accordance with all applicable laws and regulations, at any time purchase the Debt Securities in the open market or otherwise at any price, so long as such purchase does not otherwise violate the terms of the Indenture. The Debt Securities so purchased, while held by or on behalf of the Issuer or the Guarantor or any of the Guarantor’s Subsidiaries, shall not be deemed to be Outstanding for the purposes of determining whether the Holders of the requisite principal amount of Outstanding Debt Securities of such Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder.

7. [Intentionally omitted]

8. [Intentionally omitted]

9. Events of Default. (a) For each Series of Debt Securities, each of the following is an Event of Default (an “Event of Default”) for such Series of Debt Securities:

(i)

failure to pay principal or premium in respect of any Debt Security of such Series by the due date for such payment, but in the case of technical or administrative difficulties, only if the default continues for a period of two days;

(ii)	failure to pay interest on any Debt Security of such Series within 30 days after the due date for such payment;

(iii)	the Issuer or the Guarantor defaults in the performance of or breaches its obligations under Section 5.1 of the Indenture;

(iv)

the Issuer or the Guarantor defaults in the performance of or breaches any covenant or agreement in the Indenture or under such Series of Debt Securities (other than a default specified in clause (i), (ii) or (iii) above) and such default or breach continues for a period of 90 consecutive days after written notice to the Issuer and the Guarantor, as applicable, by the Trustee or the Holders of 25% or more in aggregate principal amount of such Series of Debt Securities then Outstanding;

(v)

the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or (b) a decree or order adjudging the Issuer or the Guarantor bankrupt or insolvent, or approving as final and nonappealable a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer or the Guarantor under any applicable bankruptcy, insolvency or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or the Guarantor or of any substantial part of their respective property or ordering the winding up or liquidation of their respective affairs (or any similar relief granted under any foreign laws), and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive calendar days;

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(vi)

the commencement by the Issuer or the Guarantor of a voluntary case or proceeding under any applicable state or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief with respect to the Issuer or the Guarantor under any applicable bankruptcy, insolvency or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or the Guarantor or of any substantial part of their respective property pursuant to any such law, or the making by the Issuer or the Guarantor of a general assignment for the benefit of creditors in respect of any indebtedness as a result of an inability to pay such indebtedness as it becomes due, or the admission by the Issuer or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or the Guarantor that resolves to commence any such action; and

(vii)

the relevant Series of Debt Securities, the relevant Guarantee or the Indenture is or becomes or is claimed to be unenforceable, invalid, ceases to be in full force and effect by the Issuer or the Guarantor, as applicable, or is deemed to contravene, breach or violate the laws of any relevant jurisdiction;

provided, however, a default under subparagraph (a)(iv) above will not constitute an Event of Default until the Trustee or the Holders of 25% in aggregate principal amount of the then Outstanding Debt Securities of the relevant Series notify the Issuer and the Guarantor of the default and the Issuer or the Guarantor, as applicable, does not cure such default within the time specified in subparagraph (a)(iv) above after receipt of such notice.

(b) If an Event of Default (other than an Event of Default described in subparagraphs (a)(v) and (vi) above) shall occur and be continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the relevant Series of Debt Securities then Outstanding by written notice to the Issuer and the Guarantor (and to the Trustee if notice is given by the Holders) as provided in the Indenture may or the Trustee acting on the directions of the Holders of at least 25% in aggregate principal amount of the relevant Series of Debt Securities (subject to receipt of indemnity and/or security satisfactory to the Trustee) shall then declare the unpaid principal amount of the Debt Securities of such Series and any accrued and unpaid interest thereon (and any Additional Amounts payable in respect thereof) to be due and payable immediately upon receipt of such notice.

(c) If an Event of Default in subparagraphs (a)(v) or (vi) above shall occur, the unpaid principal amount of all the Debt Securities of such Series then Outstanding and any accrued and unpaid interest thereon will automatically, and without any declaration or other action by the Trustee or any Holder of such Debt Securities, become immediately due and payable.

(d) After a declaration of acceleration but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of at least a Majority in aggregate principal amount of the affected Debt Securities then Outstanding may, subject to Section 15.2, waive all past Defaults and rescind and annul such acceleration if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all Events of Default in respect of such Series of Debt Securities, other than the non-payment of principal, premium, if any, or interest on such Debt Securities that became due solely because of the acceleration of such Debt Securities, have been cured or waived.

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(e) Subject to Section 7.1 of the Indenture, in case an Event of Default of a Series of Debt Securities shall occur and be continuing, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Indenture at the written request, order or direction of any of the Holders of such Debt Securities, unless such Holders shall have instructed in writing and offered to the Trustee security and/or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby. Subject to certain provisions, including those requiring security and/or indemnification of the Trustee, the Holders of a Majority in aggregate principal amount of such Series of Debt Securities then Outstanding will have the right to direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee.

(f) Subject to Section 6.6 of the Indenture, no Holder of any Debt Securities will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, the Debt Securities or the Guarantee, or for the appointment of a receiver or a trustee, or for any other remedy thereunder, unless:

(1) such Holder has previously given to the Trustee written notice of a continuing Event of Default;

(2) the Holders of at least 25% in aggregate principal amount of such Series of Debt Securities then Outstanding have made written request to the Trustee to institute such proceeding;

(3) such Holder or Holders have instructed in writing and offered indemnity and/or security satisfactory to the Trustee against any loss, liability or expense; and

(4) the Trustee has failed to institute such proceeding, and has not received from the Holders of a Majority in aggregate principal amount of such Series of Securities then Outstanding a written direction inconsistent with such request, within 60 days after such notice, request and offer;

provided, however, that these limitations do not apply to a suit instituted by a Holder of a Debt Security for the enforcement of the right to receive payment of the principal of or interest on such Debt Security on or after the applicable due date specified in any such Debt Security. The Trustee shall not be required to expend its funds in following such direction if it does not reasonably believe that reimbursement or indemnity and/or security is assured to it.

10. Replacement, Exchange and Transfer of Securities. (a) Subject to Section 2.8 of the Indenture, in case any Debt Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer will execute, and upon the request of the Issuer, the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Debt Security. In every case, the applicant for a substitute Debt Security shall furnish to the Issuer and to the Trustee such security and/or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Issuer or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Debt Security and of the ownership thereof. Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Issuer, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

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(b) Subject to Section 2.6 of the Indenture, and subject to Paragraph 10(e) hereof, a Certificated Security or Securities may be changed for an equal aggregate principal amount of Certificated Securities in different authorized denominations, and a beneficial interest in the Global Security may be exchanged for Certificated Securities in authorized denominations or for a beneficial interest in another Global Security by the Holder or Holders surrendering the Debt Security or Securities for exchange at the specified office of the Transfer Agent or at the office of a Transfer Agent, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) through (i) of the Indenture.

(c) Subject to Section 2.6 of the Indenture, a Certificated Security may be transferred in whole or in a smaller authorized denomination by the Holder or Holders surrendering the Certificated Security for transfer at the office of the Transfer Agent accompanied by an executed instrument of transfer substantially as set forth in Exhibit G to the Indenture.

(d) The costs and expenses of effecting any transfer, registration or exchange pursuant to this Paragraph 10 will be borne by the Issuer, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder.

(e) The Transfer Agent may decline to accept any request for an exchange or registration of transfer of any Debt Security during the period of 15 days preceding the due date for any payment of principal of or interest on the Debt Securities.

11. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

12. Paying Agents; Transfer Agents; Registrar. The Issuer has initially appointed the Paying Agent, Transfer Agent and Registrar listed at the end of this Debt Security. The Issuer may at any time appoint additional or other Paying Agents, Transfer Agents and Registrars and terminate the appointment of those or any Paying Agent, Transfer Agent and Registrar, provided that while the Debt Securities are Outstanding the Issuer will maintain (i) a Paying Agent, (ii) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar.

For so long as this Series of Debt Securities are listed on the SGX-ST and the rules of the SGX-ST so require, the Issuer shall appoint and maintain a Paying Agent in Singapore, where this Series of Debt Securities may be presented or surrendered for payment or redemption, in the event that a Global Security is exchanged for Certificated Securities. In addition, in the event that a Global Security is exchanged for Certificated Securities, an announcement of such exchange shall be made by or on behalf of the Issuer through the SGX-ST and such announcement will include all material information with respect to the delivery of the Certificated Securities, including details of the Paying Agent in Singapore.

13. Enforcement. Except as provided in Section 6.6 of the Indenture, no Holder of any Debt Securities shall have any right by virtue of or by availing itself of any provision of the Indenture or the Debt Securities to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or the Debt Securities, or for any other remedy hereunder or under the Securities, unless (a) such Holder previously shall have given to the Trustee written notice of Default and of the continuance thereof with respect to the Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of the Debt Securities shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity and/or security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or security shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.8 of the Indenture, it being understood and intended, and being expressly covenanted by every Holder of Debt Securities with every other Holder of Debt Securities and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Debt Securities, except in the manner herein provided and for the equal, ratable and common benefit of all Holders. The Trustee shall not be required to expend its funds in following such direction if it does not reasonably believe that reimbursement or indemnity and/or security is assured to it. For the protection and enforcement of this paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

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14. Notices. All notices or demands required or permitted by the terms of the Debt Securities or the Indenture to be given by the Holders of the Debt Securities are required to be in writing and may be given or served by being sent by prepaid courier or first-class mail, if intended for the Issuer or the Guarantor, addressed to the Issuer or the Guarantor, as applicable, if intended for the Trustee, at the Corporate Trust Office of the Trustee.

Any notices required to be given to the Holders of the Debt Securities will be given to DTC, as the registered holder of the Global Securities. In the event that the Global Securities are exchanged for individual Debt Securities in certificated form, notices to Holders of the Debt Securities will be sent by prepaid courier or first-class mail addressed to such Holder at such Holder’s last address as it appears in the Register.

15. Further Issues of Securities. The Issuer may, from time to time, without the consent of the Holders of the Debt Securities, create and issue further securities having the same terms and conditions as this Series of Debt Securities in all respects (or in all respects except for the Issue Date, the issue price, the first payment of interest on them and, to the extent necessary, certain temporary securities law transfer restrictions). Additional Securities issued in this manner will be consolidated with the previously Outstanding Debt Securities of the relevant Series to constitute a single Series of Debt Securities. The Issuer may only issue any Additional Securities with the same CUSIP number as the Debt Securities issued hereunder if such further issuance would be treated as part of the same “issue” as the Securities issued hereunder within the meaning of United States Treasury regulation section 1.1275-1(f) or 1.1275-2(k) or would otherwise be fungible with the relevant Series of Debt Securities issued hereunder for United States federal income tax purposes.

16. No Sinking Fund. These Debt Securities will not be subject to any sinking fund.

17. Authentication. These Debt Securities shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or the Registrar.

18. Governing Law. (a) These Debt Securities will be governed by and interpreted in accordance with the law of the State of New York.

(b) The Issuer has agreed that any action arising out of or based upon the Securities may be instituted in any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York, and has irrevocably submitted to the non-exclusive jurisdiction of any such court in any such action. The Issuer has irrevocably appointed TSMC North America as its agent upon which process may be served in any such action.

(c) To the extent that the Issuer has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Issuer hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its Obligations under the Indenture or these Debt Securities.

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19. Currency Indemnity. To the fullest extent permitted by law, the obligations of the Issuer or the Guarantor to any Holder of Debt Securities under this Indenture or the Debt Securities or the Guarantees, as the case may be, shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than U.S. dollars (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder or the Trustee, as the case may be, of any amount in the Judgment Currency, as, in accordance with normal banking procedures Agreement Currency may be purchased with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder or the Trustee, as the case may be, in the Agreement Currency, the Issuer and the Guarantor agree, as a separate obligation and notwithstanding such judgment, to pay the difference and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder or the Trustee, as the case may be, agrees to pay to or for the account of the Issuer or the Guarantor such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a Default by the Issuer or the Guarantor in its obligations under the Indenture or the relevant Series of Debt Securities or the related Guarantee has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

20. Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

21. Certain Definitions.

“Applicable Par Call Date” means with respect to a Series of Debt Securities, the date specified in the Reverse of Debt Securities (Terms and Conditions of the Debt Securities) for such Debt Securities.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the Remaining Term of the applicable Debt Securities to be redeemed pursuant to paragraph 5 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Term of such Debt Securities.

“Comparable Treasury Price” means, with respect to any redemption date as described under paragraph 5, (1) the arithmetic average of the applicable Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Issuer obtains fewer than four applicable Reference Treasury Dealer Quotations, the arithmetic average of all applicable Reference Treasury Dealer Quotations for such redemption date.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer from time to time to act in such capacity.

“Issue Date” means October 25, 2021.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States of America.

“Reference Treasury Dealer” means (1) Goldman Sachs International and its successors; provided, however, that if Goldman Sachs International and its successors cease to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer and (2) any other Primary Treasury Dealers selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third New York Business Day preceding such redemption date.

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“Remaining Scheduled Payments” means, with respect to any Debt Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption (assuming such Debt Security matured on the Applicable Par Call Date); provided, however, that, if such redemption date is not an Interest Payment Date with respect to such Debt Security, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

“Remaining Term” means, with respect to any Debt Security to be redeemed pursuant to paragraph 5, the period from the relevant redemption date to the Applicable Par Call Date.

“Treasury Rate” means, with respect to any redemption date as described under paragraph 5, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third New York Business Day immediately preceding that redemption date) of the applicable Comparable Treasury Issue. In determining this rate, the Issuer will assume a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such redemption date.

Paying Agent(s): Citibank, N.A.

Transfer Agent(s): Citibank, N.A.

Registrars: Citibank, N.A.

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[FORM OF GUARANTEE]

This GUARANTEE is made as of                 by Taiwan Semiconductor Manufacturing Company Limited, as guarantor (the “Guarantor”) in respect of the Debt Securities (as hereinafter defined) of TSMC Arizona Corporation (the “Issuer”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

WHEREAS, the Issuer has proposed to issue US$1,000,000,000 3.250% Notes Due 2051 (each Debt Security of this Series a “Debt Security” and, collectively, the “Debt Securities”) pursuant to an Indenture (the “Indenture”) dated as of October 18, 2021, between the Issuer, the Guarantor and Citibank, N.A., as Trustee (the “Trustee”);

WHEREAS, the Guarantor has agreed to issue this guarantee (the “Guarantee”) for the purpose of guaranteeing to the Holder of the Securities upon which this Guarantee is endorsed (the “Holder”), upon the terms and conditions hereinafter set forth, the performance by the Issuer of its Obligations to make payments with respect to principal of, premium, if any, interest and Additional Amounts, if any, on the Securities;

NOW, THEREFORE, for value received, the Guarantor hereby agrees as follows:

The Guarantor hereby fully, unconditionally and irrevocably guarantees to the Holder of the Debt Securities upon which this Guarantee is endorsed and to the Trustee and its successors and assigns, that:

(i)

the principal of, and premium, if any, and interest on (including any Additional Amounts payable in respect thereof), on the Debt Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, acceleration, redemption or otherwise;

(ii)

all other Obligations of the Issuer to the Holders and the Trustee under the Indenture or under the Debt Securities for payment will be promptly paid in full and performed, all in accordance with the terms of the Indenture and under the Debt Securities; and

(iii)

in case of any extension of time of payment or renewal of any Debt Securities or any of such other Obligations for payment, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at Stated Maturity, by acceleration, redemption or otherwise.

If the Issuer fails to pay a guaranteed amount when due, for whatever reason, the Guarantor shall be obligated to pay such amount before failure to pay becomes an Event of Default, without the necessity of action by any Holder of a Debt Security or the Trustee. All payments made under this Guarantee shall be made in the currency of the guaranteed obligation.

The Guarantor hereby agrees that its obligations to make payments hereunder shall be absolute and unconditional, irrespective of, and unaffected by any invalidity, irregularity or unenforceability of any Debt Security or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any action to enforce the same, any increase, reduction or other change in, or discontinuance of, the terms of the Securities, any extensions of time or other indulgences granted to the Issuer or any other Persons, or any other circumstances which might otherwise constitute a legal or equitable discharge or defence of the Guarantor (other than the defence of payment).

The Guarantor hereby waives the effects of all of the events described in Section 11.1(d) of the Indenture and agrees that the occurrence of any one or more of the events shall not alter or impair the liability of the Guarantor hereunder, in each case, to the extent permitted by law.

Annex D - 17

The Guarantor further agrees that its Guarantee herein will continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any of the Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Issuer or otherwise.

The Guarantor agrees that it will not be entitled to any right of subrogation in respect of any Guaranteed Obligations until payment in full in cash in U.S. dollars, U.S. Government Obligations, or a combination of cash in U.S. dollars and U.S. Government Obligations of all Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full in cash in U.S. dollars, U.S. Government Obligations, or a combination of cash in U.S. dollars and U.S. Government Obligations, such amount shall be held by the Guarantor in trust for the Trustee and the Holders, segregated from other funds of the Guarantor, and will, forthwith upon receipt by the Guarantor, be turned over to the Trustee in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Trustee, if required), to be applied against the Obligations.

The Guarantor hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation and issuance of this Guarantee, and to constitute the same the valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with the applicable laws of the State of New York.

The obligations of the Guarantor to the Holders and to the Trustee pursuant to this Guarantee are expressly set forth in the Indenture. Reference is hereby made to the Indenture for the precise terms of the obligations of the Guarantor, which are incorporated herein by reference.

This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Debt Security to which this Guarantee is endorsed shall have been executed manually electronically or by facsimile by the Trustee.

This Guarantee will be governed by and interpreted in accordance with the law of the State of New York. The Guarantor has agreed that any action arising out of or based upon the Debt Securities may be instituted in any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York, and has irrevocably submitted to the non-exclusive jurisdiction of any such court in any such action. The Guarantor has irrevocably appointed TSMC North America as its agent upon which process may be served in any such action. To the extent that the Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Guarantor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under the Indenture, the Debt Securities or the Guarantee.

[Signature Page Follows]

Annex D - 18

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed as of .

TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED, as Guarantor

By:
Name:
Title:

Annex D - 19